UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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AQR Funds

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AQR DIVERSIFIED ARBITRAGE FUND

AQR FUNDS

Two Greenwich Plaza, Third Floor

Greenwich, CT 06830

July 28, 2010

Dear Shareholder:

A special meeting (the “Meeting”) of the shareholders of the AQR Diversified Arbitrage Fund (the “Fund”), a series of the AQR Funds (the “Trust”), will be held at the offices of AQR Capital Management, LLC, Two Greenwich Plaza, 3rd Floor, Greenwich, Connecticut on Thursday, September 23, 2010, at 9:00 a.m. (Eastern time) to vote on the proposals described in the enclosed proxy statement.

As discussed in more detail in the enclosed proxy statement, you are being asked to approve (i) a new investment management agreement (the “New Management Agreement”) between AQR Capital Management, LLC (the “Adviser”), the Fund’s current investment adviser, and the Trust, on behalf of the Fund, and (ii) an amended and restated investment sub-advisory agreement (the “Amended Sub-Advisory Agreement”), among the Adviser, CNH Partners, LLC (the “Sub-Adviser”), the Fund’s current sub-adviser, and the Trust, on behalf of the Fund.

Currently, the Fund compensates the Adviser for the provision of investment advisory services and shareholder and administrative services pursuant to two separate agreements. The Adviser performs investment advisory services pursuant to an investment advisory agreement between the Adviser and the Trust, on behalf of the Fund (the “Current Advisory Agreement”), and performs shareholder and administrative services pursuant to a shareholder services agreement between the Adviser and the Trust, on behalf of the Fund (the “Shareholder Services Agreement”). The New Management Agreement effectively combines the investment advisory and shareholder and administrative services into a single agreement, the New Management Agreement, in order to consolidate and simplify the fee structure of the Fund. The Amended Sub-Advisory Agreement also accomplishes the same goal.

As discussed in more detail in the enclosed proxy statement, the net fees payable by the Fund to the Adviser will not increase as a result of these proposals. While the contractual management fee payable by the Fund to the Adviser pursuant to the New Management Agreement is higher than the contractual advisory fee payable by the Fund to the Adviser pursuant to the Current Advisory Agreement, the fees payable to the Adviser will not increase because the Shareholder Services Agreement will be terminated with respect to the Fund if shareholders approve the proposals. The nature and level of investment advisory and other services currently being performed by the Adviser and the Sub-Adviser will not diminish in any way if the proposals are approved. In fact, the New Management Agreement and Amended Sub-Advisory Agreement will also obligate the Adviser and

Sub-Adviser, respectively, to provide additional administrative services not covered in the Current Advisory Agreement or Shareholder Services Agreement without increasing the net fees payable to the Adviser.

If these proposals are approved, the New Management Agreement and the Amended Sub-Advisory Agreement will take effect on or about October 1, 2010.

The Board of Trustees of the Trust unanimously recommends that you vote FOR the proposals.

You are cordially invited to attend the Meeting. Shareholders of record who do not expect to vote in person at the Meeting are requested to complete, date and sign the form of proxy, if received by mail, and return it promptly in the envelope provided for this purpose. If you have been provided with the opportunity on your proxy card or voting instruction form to provide voting instructions via telephone or the Internet, and otherwise authorize the persons named as proxy holders in the enclosed proxy to act on your behalf at the Meeting, please take advantage of these prompt and efficient voting options. The enclosed proxy is being solicited on behalf of the Board of Trustees of the Trust.

If you have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact our proxy solicitor, Broadridge Investor Communications Solutions, Inc. at 1-866-776-7031 during its business hours: Monday through Friday 9:30 a.m. to 9:00 p.m. and Saturday 10:00 a.m. to 6:00 p.m. (Eastern Time).

Sincerely,

/s/ Marco Hanig

Marco Hanig

President of the Trust

Questions and Answers for Shareholders

Although we recommend that you read the complete proxy statement for a detailed explanation of the items you are being asked to vote on, for your convenience, we have provided a brief overview of the items to be voted on at the special meeting of shareholders (the “Meeting”) of the AQR Diversified Arbitrage Fund (the “Fund”), a series of the AQR Funds (the “Trust”), an open-end management investment company organized as a Delaware statutory trust.

Q. What am I being asked to vote on in this proxy statement?

A. You are being asked to vote on two proposals (collectively, the “proposals”):

1.	To approve a new investment management agreement (the “New Management Agreement”) between AQR Capital Management, LLC, the Fund’s current investment adviser (the “Adviser”), and the Trust, on behalf of the Fund; and

2.	To approve an amended and restated investment sub-advisory agreement (the “Amended Sub-Advisory Agreement”) among the Adviser, CNH Partners, LLC, the Fund’s current sub-adviser (the “Sub-Adviser”), and the Trust, on behalf of the Fund.

The Board of Trustees (the “Board”) has unanimously approved, and recommends that you approve, each proposal at the Meeting.

Q. Why am I being asked to vote on a New Management Agreement and Amended Sub-Advisory Agreement for my Fund?

A. The Investment Company Act of 1940, as amended (the “1940 Act”), which regulates investment companies like your Fund, requires a shareholder vote to approve the New Management Agreement and the Amended Sub-Advisory Agreement.

Q. Will the proposed changes affect the way the Fund is managed?

A. No. Your Fund’s investment objective, investment strategies and policies will not change as a result of the proposals. You will still own the same shares of the same Fund.

Q. What are the benefits of the proposed changes?

A. Currently, the Fund compensates the Adviser for the provision of investment advisory services and shareholder and administrative services pursuant to two separate agreements. The New Management Agreement effectively combines

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the investment advisory and shareholder and administrative services into a single agreement, the New Management Agreement, in order to consolidate and simplify the fee structure of the Fund. The Amended Sub-Advisory Agreement also accomplishes the same goal. If approved by shareholders, this fee restructuring will also allow the Class I shares of the Fund to be marketed and sold as a “no-load fund” under the rules of the Financial Industry Regulatory Authority. As discussed in more detail in the enclosed proxy statement, the net fees payable by the Fund to the Adviser will not increase as a result of these proposals.

Q. Has the Board approved the proposals?

A. Yes. The Board of Trustees of the Trust, three of the four of whom are not “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, of the Fund (the “Independent Trustees”), has unanimously approved each of the proposals. After careful consideration, the Board of Trustees unanimously recommends that you vote FOR the proposals being presented to shareholders at the Meeting.

Q. Will the fees payable by the Fund to the Adviser increase as a result of these proposals?

A. No. As a result of these proposals, the fees payable by the Fund to the Adviser will remain unchanged for Class I shares of the Fund and will decrease 0.05% for Class N shares of the Fund. While the contractual management fee payable by the Fund to the Adviser pursuant to the New Management Agreement is higher than the contractual advisory fee payable by the Fund to the Adviser pursuant to the current investment advisory agreement between the Adviser and the Trust, on behalf of the Fund (the “Current Advisory Agreement”), the net fees will not increase because the shareholder services agreement between the Adviser and the Trust, on behalf of the Fund (the “Shareholder Services Agreement”), will be terminated if shareholders approve the proposals. The New Management Agreement provides for one consolidated management fee for both investment advisory services and certain shareholder and administrative services at an annul rate of 1.00% of the average daily net assets of the Fund. Currently, the Fund is charged an annual rate of 0.70% of the average daily net assets of the Fund for investment advisory services pursuant to the Current Advisory Agreement. Separately, pursuant to the Shareholder Services Agreement, the Fund is charged an annual rate of 0.30% and 0.35% of the average daily net assets for Class I shares and Class N shares, respectively. Currently, under the two agreements, Class I shares of the Fund are charged in aggregate an advisory and shareholder services fee at an annual rate of 1.00% of the average daily net assets and Class N shares of the Fund are charged in aggregate an advisory and shareholder services fee at an annual rate of 1.05% of the average daily net assets of the Fund.

For Class I shares of the Fund, the consolidated fee structure results in no net change in aggregate fees paid. For Class N shares, the consolidated fee structure

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results in a net reduction in gross aggregate fees at an annual rate of 0.05% of the average daily net assets.

Q. Do the terms of the proposed New Management Agreement differ from the Current Advisory Agreement?

A. The New Management Agreement provides a greater scope of services to the Fund than is provided under the Current Advisory Agreement. The New Management Agreement consolidates into one agreement services currently provided pursuant to two separate agreements. The services provided pursuant to the Current Advisory Agreement and most services under the Shareholder Services Agreement will be provided to the Fund pursuant to the New Management Agreement. The terms of the New Management Agreement, insofar as they relate to investment advisory services, are identical to the terms of the Current Advisory Agreement. The nature and level of investment advisory and administrative services currently being performed by the Adviser will not diminish in any way if the proposals are approved. In addition, the New Management Agreement provides for certain additional administrative services that the Adviser has been providing since the Fund’s inception but that it will now be contractually obligated to provide without increasing the net fees payable to the Adviser.

Q. How is the Fund’s Sub-Advisory Agreement changing?

A. If approved by shareholders, the Amended Sub-Advisory Agreement increases the scope of services provided by the Sub-Adviser to the Fund pursuant to the Sub-Advisory Agreement and increases the fee that the Adviser pays the Sub-Adviser for its services to reflect the increased scope of services. Despite the increased fee that the Adviser will pay the Sub-Adviser, the Fund will not experience any net increase in fees as a result of the changes to the Amended Sub-Advisory Agreement. Furthermore, the Adviser, and not the Fund, pays the Sub-Adviser its fee.

Q. What will happen if shareholders do not approve the proposals?

A. If the proposals are not approved by shareholders of the Fund, the Fund will continue to operate pursuant to the separate Current Advisory Agreement and the Shareholder Services Agreement. The Board will take such action as it deems to be in the best interest of the Fund.

Q. I only have a few shares. Why should I bother to vote?

A. Each vote makes a difference. Your vote is needed to help ensure that the proposals can be acted upon. Voting promptly is also important. If we do not receive enough votes, we will have to re-solicit shareholders, which can be time

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consuming and may delay the Meeting. We encourage all shareholders to participate in the governance of the Fund and to avoid unnecessary communications with you as a shareholder.

Q. Is the Fund paying for preparation, printing and mailing of these proxy materials?

A. No, the expenses of preparation, printing and mailing of the enclosed proxy card, the accompanying notice and proxy statement will be borne by the Adviser or one of its affiliates. The Fund will not bear the costs of preparing, printing and mailing these proxy materials.

Q. Whom do I call if I have questions?

A. If you need any assistance, or have any questions regarding the proposals or how to cast your vote, please call our proxy solicitor, Broadridge Investor Communications Solutions, Inc. at 1-866-776-7031 during its business hours: Monday through Friday 9:30 a.m. to 9:00 p.m. and Saturday 10:00 a.m. to 6:00 p.m. (Eastern Time).

Q. How do I vote my shares?

A. For your convenience, there are several ways you can vote:

•

By Mail: You may vote by completing the enclosed proxy card by dating, signing and returning it in the postage paid envelope. Please note that if you sign and date the proxy card but give no voting instructions, your shares will be voted “FOR” the proposals described above.

•	By Telephone: You may vote by telephone by calling the number on your proxy card. To vote in this manner, you will need the “control” number that appears on your proxy card.

•

Via the Internet: You may vote via the Internet by accessing the website address printed on the enclosed proxy card. To vote in this manner, you will need the “control” number that appears on your proxy card.

•	In Person: Attend the Meeting and vote as described in the proxy statement.

Q. Will anyone contact me?

A. You may receive a call to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote.

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AQR DIVERSIFIED ARBITRAGE FUND

AQR FUNDS

Two Greenwich Plaza, Third Floor

Greenwich, CT 06830

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON THURSDAY, SEPTEMBER 23, 2010

NOTICE IS HEREBY GIVEN that a special meeting of shareholders (the “Meeting”) of the AQR Diversified Arbitrage Fund (the “Fund”), a series of the AQR Funds (the “Trust”), an open-end management investment company organized as a Delaware statutory trust, will be held at the offices of AQR Capital Management, LLC, Two Greenwich Plaza, 3rd Floor, Greenwich, Connecticut on Thursday, September 23, 2010, at 9:00 a.m. (Eastern time) for the following purposes:

Proposal 1:	To approve a new investment management agreement between AQR Capital Management, LLC, the Fund’s current investment adviser (the “Adviser”), and the Trust, on behalf of the Fund.

Proposal 2:	To approve an amended and restated investment sub-advisory agreement among the Adviser, CNH Partners, LLC, the Fund’s current sub-adviser, and the Trust, on behalf of the Fund.

The Board of Trustees of the Trust has fixed the close of business on July 23, 2010 as the record date for the determination of shareholders entitled to notice of and to vote at the Fund’s Meeting or any adjournment or postponement thereof.

You are cordially invited to attend the Meeting. Shareholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed proxy card and return it promptly in the envelope provided for this purpose. You also have the opportunity to provide voting instructions via telephone or the Internet. The Fund encourages shareholders to take advantage of these prompt and efficient voting options. The enclosed proxy is being solicited on behalf of the Board of Trustees of the Trust.

If you have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact our proxy solicitor, Broadridge Investor Communications Solutions, Inc. at 1-866-776-7031 during its business hours: Monday through Friday 9:30 a.m. to 9:00 p.m. and Saturday 10:00 a.m. to 6:00 p.m. (Eastern Time).

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Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on September 23, 2010: This Notice of Special Meeting of Shareholders, the Proxy Statement and the proxy cards are available on the Internet at www.proxyvote.com. On this website, you will be able to access the Notice of Special Meeting of Shareholders, the Proxy Statement, the proxy cards and any amendments or supplements to the foregoing material that are required to be furnished to shareholders.

By Order of the Board of Trustees.

/s/ Brendan R. Kalb

BRENDAN R. KALB

Secretary of the Trust

Greenwich, Connecticut

Dated: July 28, 2010

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AQR DIVERSIFIED ARBITRAGE FUND

AQR FUNDS

SPECIAL MEETING OF SHAREHOLDERS

SEPTEMBER 23, 2010

PROXY STATEMENT

Introduction

This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees (the “Board”) of the AQR Funds (the “Trust”), a Delaware statutory trust and an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), of which the AQR Diversified Arbitrage Fund (the “Fund”) is a series, to be voted at a special meeting of shareholders of the Fund (the “Meeting”). The Meeting is scheduled to be held at the offices of AQR Capital Management, LLC, Two Greenwich Plaza, 3rd Floor, Greenwich, Connecticut on Thursday, September 23, 2010, at 9:00 a.m. (Eastern time) to vote on the proposals described in this Proxy Statement. The approximate mailing date of this Proxy Statement is August 6, 2010.

The Board has fixed the close of business on July 23, 2010 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment or postponement thereof. Shareholders on the Record Date will be entitled to one vote for each share of each class held. As of the Record Date, the Fund had 65,012,674.67 outstanding shares and net assets of $708,596,901.26. Persons who, to the knowledge of the Fund, beneficially own more than five percent of the Fund’s outstanding shares as of June 30, 2010 are listed in Exhibit D under “Share Ownership of Certain Beneficial Owners.”

Even if you plan to attend the Meeting, please sign, date and return the proxy card you receive, or if you provide voting instructions by telephone or over the Internet, please vote on the proposal. If you authorize your proxy by telephone or over the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card. This code is designed to confirm your identity, provide access into the voting sites and confirm that your instructions are properly recorded.

All properly executed proxies received prior to the Meeting will be voted at that Meeting. On the matters coming before the Meeting as to which a shareholder has specified a choice on that shareholder’s proxy, the shares will be voted accordingly. If you are the record owner of your Fund shares and your proxy is properly executed and returned and no choice is specified, the shares will be voted as follows: (i) FOR the new investment management agreement and (ii) FOR the amended and restated investment sub-advisory agreement. Shareholders who execute a proxy may revoke that proxy at any time before the proxy is voted by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person. If your shares are held by your broker or dealer, you must provide voting instructions to such broker or dealer in order to vote your shares.

Photographic identification will be required for admission to the Meeting.

The Fund will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request. Such requests should be directed to the AQR Funds at P.O. Box 2248, Denver, Colorado 80201-2248, or by calling toll free at (866) 290-2688.

Copies of annual and semi-annual reports of the Fund are also available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at www.sec.gov.

Please note that only one annual or semi-annual report or Proxy Statement may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or semi-annual report or this Proxy Statement or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the Fund at the address and phone number set forth above.

YOUR VOTE IS IMPORTANT

To avoid the unnecessary expense of further solicitation, we urge you to indicate voting instructions on the enclosed proxy card, and if received by mail, date and sign it and return it promptly in the envelope provided, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your shares to be voted, your shares will be voted “FOR” each of the proposals.

BACKGROUND

Description of the proposals

You are being asked to approve a new investment management agreement (the “New Management Agreement”) between AQR Capital Management, LLC (the “Adviser” or “AQR”), the Fund’s current investment adviser, and the Trust, on behalf of the Fund, and an amended and restated investment sub-advisory agreement (the “Amended Sub-Advisory Agreement”) among the Adviser, CNH Partners, LLC, the Fund’s current investment sub-adviser (the “Sub-Adviser” or “CNH”), and the Trust, on behalf of the Fund.

Currently, the Fund compensates the Adviser for the provision of investment advisory services and shareholder and administrative services pursuant to two separate agreements. The Adviser performs investment advisory services pursuant to an investment advisory agreement between the Adviser and the Trust, on behalf of the Fund (the “Current Advisory Agreement”), and performs shareholder and administrative services pursuant to a shareholder services agreement between the Adviser and the Trust, on behalf of the Fund (the “Shareholder Services Agreement”). The New Management Agreement effectively combines the investment advisory and shareholder and administrative services into a single agreement, the New Management Agreement, in order to consolidate and simplify the fee structure of the Fund. The Amended Sub-Advisory Agreement also accomplishes the same goal. In addition, if approved by shareholders, this fee restructuring will also allow the Class I shares of the Fund to be marketed and sold as a “no-load fund” under the rules of the Financial Industry Regulatory Authority (“FINRA”).

The Sub-Adviser performs investment advisory services pursuant to an investment sub-advisory agreement among the Adviser, the Sub-Adviser and the Trust, on behalf of the Fund (the “Current Sub-Advisory Agreement”). The Amended Sub-Advisory Agreement will increase the scope of services provided by the Sub-Adviser to the Fund pursuant to the Sub-Advisory Agreement and increase the fee that the Adviser pays the Sub-Adviser for its services to reflect the increased scope of services. As is being done currently, the Adviser intends to delegate the provision of services under the New Management Agreement to the Sub-Adviser and for such services will pay its entire management fee to the Sub-Adviser.

As discussed in this Proxy Statement, the net fees payable by the Fund to the Adviser will not increase as a result of these proposals. While the contractual management fee payable by the Fund to the Adviser pursuant to the New Management Agreement is higher than the contractual advisory fee payable by the Fund to the Adviser pursuant to the Current Advisory Agreement, the aggregate fees payable to the Adviser will not increase because the Shareholder Services Agreement will be terminated with respect to the Fund if shareholders approve the proposals. The nature and level of investment advisory and other services currently being performed by the Adviser and the Sub-Adviser will not diminish in any way if the proposals are approved. In fact, the New Management Agreement and Amended Sub-Advisory Agreement will also obligate the Adviser and Sub-Adviser, respectively, to provide additional administrative services not covered in the Current Advisory Agreement or Shareholder Services Agreement without increasing the net fees payable to the Adviser.

PROPOSAL 1. TO APPROVE THE NEW INVESTMENT MANAGEMENT AGREEMENT

At the Meeting, shareholders will be asked to approve the New Management Agreement between the Adviser and the Trust, on behalf of the Fund. If approved by shareholders, the New Management Agreement will take effect on or about October 1, 2010, and the Current Advisory Agreement and the Shareholder Services Agreement will be terminated. The Fund will receive both investment advisory services and certain shareholder and administrative services and will pay the Adviser for such services one consolidated fee pursuant to the New Management Agreement, rather than two separate fees pursuant to the current structure.

A general description of the New Management Agreement and the differences between the New Management Agreement and the Current Advisory Agreement are discussed below. A copy of the form of the New Management Agreement is attached as Exhibit B. The date of the Current Advisory Agreement is December 4, 2008. The Current Advisory Agreement was last submitted for approval by shareholders on December 4, 2008. The Current Advisory Agreement was last approved for continuance by the Board on March 31, 2010.

The Adviser has provided information to the Board to support the Adviser’s intention that the same level of investment advisory services will be provided to the Fund by the Adviser under the New Management Agreement as are currently provided by the Adviser under the Current Advisory Agreement and that the nature and scope of services provided under the Current Advisory Agreement will continue undiminished under the New Management Agreement.

If approved by shareholders of the Fund, the New Management Agreement will expire two years from its effective date, unless specifically reapproved in the manner required by the 1940 Act.

Comparison of the Current Advisory Agreement with the New Management Agreement

The terms of the New Management Agreement, insofar as they relate to investment advisory services, are identical to the terms of the Current Advisory Agreement.

The New Management Agreement, however, consolidates the services provided to the Fund under the Current Advisory Agreement, certain services provided to the Fund under the Shareholder Services Agreement and certain other services already being provided to the Fund into one agreement. The fees payable for the provision of these services are also consolidated into one combined fee under the New Management Agreement. All other provisions of the Current Advisory Agreement, including the Adviser’s investment advisory duties, delegation provision, standard of care and indemnification provisions, remain unchanged in the New Management Agreement.

Set forth below is a general description of the key terms of the New Management Agreement and a general comparison of those terms to the terms of the Current Advisory Agreement. A copy of the form of the New Management Agreement is attached to this Proxy Statement as Exhibit B. Please refer to Exhibit B for the specific terms of the New Management Agreement.

Investment Advisory Services. The investment advisory services to be provided by the Adviser to the Fund under the New Management Agreement will be the same as those services provided by the Adviser to the Fund under the Current Advisory Agreement. Both the Current Advisory Agreement and the New Management Agreement provide that the Adviser will, subject to the supervision and direction of the Board, conduct a continual program of investment management for the Fund, including ongoing investment guidance, evaluation, policy direction, analysis, advice, evaluation of statistical, financial and economic data and judgments regarding individual investments, general economic conditions and trends, in accordance with the Fund’s investment objective, principal investment strategies, policies and restrictions as set forth in the prospectus and statement of additional information for the Fund. Both the Current Advisory Agreement and the New Management Agreement provide that, subject to the supervision and direction of the Board, the Adviser will invest and reinvest the assets of the Fund by selecting the securities, and other financial instruments of United States and foreign entities.

Pursuant to both the Current Advisory Agreement and the New Management Agreement, the Adviser also will continue to be responsible for placing orders for the purchase or sale of securities or other instruments with brokers or dealers selected by the Adviser. In placing orders with brokers and dealers, the Adviser is directed to seek to obtain the best price and the most favorable execution of its orders. Consistent with this obligation and in seeking the best overall terms available, the Adviser may select brokers on the basis of the research and other services they provide to the Fund. Subject to the best execution requirement and the provisions of the 1940 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and other applicable provisions of law, the Adviser may select brokers and dealers that are affiliated with it or the Fund to effect securities transactions.

Retention of a Sub-adviser. Both the Current Advisory Agreement and the New Management Agreement contain provisions allowing the Adviser to delegate to one or more other investment advisers any or all of its duties or obligations with respect to part or all of the assets of one or more of the Fund, provided that the Adviser shall be responsible for compensating such sub-adviser and shall be responsible for overseeing, supervising and monitoring the performance of all duties and obligations delegated to any sub-adviser.

Shareholder and Administrative Services. As discussed above, currently, certain shareholder and administrative services (the “Shareholder and Administrative Services”) are currently being provided to the Fund pursuant to the Shareholder Services Agreement. The Adviser has also been performing certain additional administrative services to the Fund since inception. The New Management Agreement consolidates most of these shareholder and administrative services into the agreement to provide investment advisory services. The New Management Agreement also obligates the Adviser to provide additional administrative services not covered in the Current Advisory Agreement or Shareholder Services Agreement. The New Management Agreement provides that the Adviser will assist in the preparation of shareholder communications, such as proxies and proxy solicitation materials, shareholder reports, annual reports, dividend and capital gain distribution and tax notices to shareholders, and updated prospectuses and statements of additional information. The New Management Agreement also provides that the Adviser will, to the extent not provided by the Fund’s distributor or transfer agent, respond to inquiries from shareholders concerning their investment in shares of the Fund, including providing explanations of Fund reports and information about shareholder positions in the Fund. Please refer to Exhibit B for the specific terms of the New Management Agreement.

Fees and Expenses. As discussed above, the New Management Agreement consolidates the fees paid to the Adviser for investment advisory services and certain shareholder and administrative services. Pursuant to the Current Advisory Agreement, the Fund is charged an advisory fee at an annual rate of 0.70% of the average daily net assets of the Fund. Separately, pursuant to the Shareholder Services Agreement, the Fund is charged a services fee at an annual rate of 0.30% and 0.35% of the average daily net assets for Class I and Class N shares, respectively. Currently, under the two agreements, Class I shares of the Fund are charged in aggregate an advisory and shareholder services fee at an annual rate of 1.00% of the average daily net assets, and Class N shares of the Fund are charged in aggregate an advisory and shareholder services fee at an annual rate of 1.05% of the average daily net assets.

Under the New Management Agreement, the Fund will be charged one combined fee for both investment advisory services and shareholder and administrative services at an annul rate of 1.00% of the average daily net assets of the Fund. For

Class I shares of the Fund, the fee structure change results in no net change in aggregate advisory and shareholder and administrative services fees paid. For Class N shares, the fee structure change results in a net reduction in aggregate advisory and shareholder and administrative services fees at an annual rate of 0.05% of the average daily net assets.

A comparison of the fees and expenses of the Fund under the current fee structure compared with the proposed fee structure is described in Exhibit A.

For the fiscal period January 15, 2009 (commencement of operations) to December 31, 2009, the Fund paid advisory fees under the Current Advisory Agreement and shareholder services fees under the Shareholder Series Agreement as follows:

Fee	Amount	% of Average Daily Net Assets
Investment Advisory Fee	$476,426	0.70%
Shareholder Services Fee- Class N	$98,159	0.35%
Shareholder Services Fee- Class I	$120,046	0.30%
Total Shareholder Services Fees	$218,205	0.32%
Combined Investment Advisory and Shareholder Services Fees	$694,631	1.02%

For the fiscal period January 15, 2009 (commencement of operations) to December 31, 2009, if the higher fee rate pursuant to the New Management Agreement had been in effect, the Fund would have paid management fees as follows:

Fee	Amount	% of Average Daily Net Assets
Combined Management Fee	$680,608	1.00%

For the fiscal period January 15, 2009 (commencement of operations) to December 31, 2009, the management fee payable under the New Management Agreement would have been approximately 43% higher for the Fund than they were under the Current Advisory Agreement. However, as discussed above, because the Adviser is terminating the Shareholder Services Agreement, the net fees payable by the Fund to the Adviser will not increase as a result of these proposals and, for Class N shareholders, will decrease.

Term and Continuance. The Current Advisory Agreement was renewed for a one-year period at the March 30-31, 2010 in-person Board meeting and, unless terminated, could have been continued thereafter for successive one-year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act and the rules thereunder. If approved by shareholders of the Fund, the New Management Agreement for the Fund will continue, unless sooner terminated as set forth therein, for a period of two years from the date of execution. Thereafter, if not terminated, the New Management Agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by both (i) the vote of a majority of the Fund’s Board or the vote of a “majority of the outstanding voting securities” of the Fund, and (ii) the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Current Advisory Agreement has identical provisions for its term and continuance.

A vote of a “majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of the Fund that are present at a meeting if holders of shares representing more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund (“1940 Act Majority”).

Termination. The New Management Agreement provides for its termination, without penalty, (i) by the Board or by vote of holders of a 1940 Act Majority of Fund shares upon sixty (60) days’ written notice to the Adviser, or (ii) by the Adviser upon sixty (60) days’ written notice to the Fund. As with the Current Advisory Agreement, the New Management Agreement also will terminate automatically in the event of its assignment.

Information about AQR Capital Management, LLC

The investment adviser to the Fund is AQR, a Delaware limited liability company formed in 1998. Subject to the overall authority of the Board, AQR furnishes continuous investment supervision and management to the Fund and also furnishes office space, equipment, and management personnel. AQR’s address is Two Greenwich Plaza, Third Floor, Greenwich, Connecticut 06830.

AQR is an investment management firm that employs a disciplined multi-asset, global research process. “AQR” stands for Applied Quantitative Research. Until the launch of the Trust in January 2009, AQR’s investment products had been primarily provided through a limited set of collective investment vehicles and separate accounts that utilize all or a subset of AQR’s investment strategies. AQR also serves as a sub-adviser to several registered investment companies. These investment products range from aggressive, high volatility and market-neutral alternative strategies, to low volatility, more traditional benchmark-driven products. AQR and its affiliates had approximately $23 billion in assets under management as of June 30, 2010.

Investment decisions are made by AQR using a series of global asset allocation, arbitrage, and security selection models, and implemented using proprietary trading and risk-management systems. AQR believes that a systematic and disciplined process is essential to achieving long-term success in investment and risk management. The principals of AQR have been pursuing the research supporting this approach since the late 1980s, and have been implementing this approach in one form or another since 1993. The research conducted by principals and employees of AQR has been published in a variety of professional journals since 1991. Please see AQR’s website (www.aqr.com) for additional information regarding the published papers written by AQR’s principals and other personnel.

AQR’s founding principals, Clifford S. Asness, Ph.D., David G. Kabiller, CFA, Robert J. Krail, and John M. Liew, Ph.D., and several colleagues founded AQR in January 1998. Each of AQR’s founding principals was formerly at Goldman Sachs, & Co., where Mssrs. Asness, Krail, and Liew comprised the senior management of the Quantitative Research Group at Goldman Sachs Asset Management (“GSAM”). At GSAM, the team managed both traditional (managed relative to a benchmark) and non-traditional (managed seeking absolute returns) mandates. The founding principals formed AQR to build upon the success achieved at GSAM while enabling key professionals to devote a greater portion of their time to research and investment product development. AQR manages assets for institutional investors both in the United States and globally. AQR is based in Greenwich, Connecticut and employs approximately 185 people.

The Adviser does not provide investment advisory services to registered investment companies with similar investment objectives as the Fund. The name, address and principal occupation of the principal executive officers and directors of AQR are listed in Exhibit E.

Shareholder Approval

To become effective, the New Management Agreement must be approved by a “vote of a majority of the outstanding voting securities” of the Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of the Fund present at the meeting, if the holders of more than 50% of such outstanding voting securities are present in person or represented by proxy; or (ii) more than 50% of such outstanding voting securities of the Fund.

Recommendation of the Board of Trustees:

The Board of the Trust unanimously recommends that shareholders of the Fund vote “FOR” approval of the New Management Agreement.

PROPOSAL 2. TO APPROVE THE AMENDED AND RESTATED INVESTMENT SUB-ADVISORY AGREEMENT

At the Meeting, shareholders will be asked to approve the Amended Sub-Advisory Agreement among the Adviser, the Sub-Adviser and the Trust, on behalf of the Fund. If approved by shareholders, the Amended Sub-Advisory Agreement will take effect on or about October 1, 2010, and the Current Sub-Advisory Agreement will be terminated. A general description of the Amended Sub-Advisory Agreement and the differences between the Amended Sub-Advisory Agreement and the Current Sub-Advisory Agreement are discussed below. A copy of the form of the Amended Sub-Advisory Agreement is attached as Exhibit C.

The Adviser and Sub-Adviser have provided information to the Board to support their intention that the same level of investment advisory services will be provided to the Fund by the Sub-Adviser under the Amended Sub-Advisory Agreement as are currently provided by the Sub-Adviser under the Current Sub-Advisory Agreement and that the nature and scope of services provided under the Current Sub-Advisory Agreement will continue undiminished under the Amended Sub-Advisory Agreement.

If approved by shareholders of the Fund, the Amended Sub-Advisory Agreement will expire two years from its effective date, unless specifically reapproved in the manner required by the 1940 Act.

Comparison of the Current Sub-Advisory Agreement with the Amended Sub-Advisory Agreement

The terms of the Amended Sub-Advisory Agreement, insofar as they relate to sub-advisory services, are identical to the terms of the Current Sub-Advisory Agreement. The Amended Sub-Agreement, however, provides for the provision of the Shareholder and Administrative Services and increases the fee payable by the Adviser to the Sub-Adviser. All other provisions of the Current Sub-Advisory Agreement, including the Sub-Adviser’s investment advisory duties, standard of care and indemnification provisions, remain unchanged in the Amended Sub-Advisory Agreement. Set forth below is a general description of the key terms of the Amended Sub-Advisory Agreement and a general comparison of those terms to the terms of the Current Sub-Advisory Agreement. A copy of the form of the Amended Sub-Advisory Agreement is attached to this Proxy Statement as Exhibit C. The date of the Current Sub-Advisory Agreement is December 4, 2008. The Current Sub-Advisory Agreement was last submitted for approval by shareholders on December 4, 2008. The Current Sub-Advisory Agreement was last approved for continuance by the Board on March 31, 2010.

The Adviser and Sub-Adviser have provided information to the Board to support its intention that the same level of advisory services will be provided to the Fund by the Sub-Adviser under the Amended Sub-Advisory Agreement as are currently provided by the Sub-Adviser under the Current Sub-Advisory Agreement and that the nature and scope of services provided under the Current Sub-Advisory Agreement will continue undiminished under the Amended Sub-Advisory Agreement.

Investment Sub-Advisory Services. The investment sub-advisory services to be provided by the Sub-Adviser to the Fund under the Amended Sub-Advisory Agreement will be the same as those services provided by the Sub-Adviser to the Fund under the Current Sub-Advisory Agreement. Both the Current Sub-Advisory Agreement and the Amended Sub-Advisory Agreement provide that the Sub-Adviser will, subject to the supervision and direction of the Board and the Adviser, conduct a continual program of investment management for the Fund, including ongoing investment guidance, evaluation, policy direction, analysis, advice, evaluation of statistical, financial and economic data and judgments regarding individual investments, general economic conditions and trends, in accordance with the Fund’s investment objective, principal investment strategies, policies and restrictions as set forth in the prospectus and statement of additional information for the Fund. Both the Current Sub-Advisory Agreement and the Amended Sub-Advisory Agreement provide that, subject to the supervision and direction of the Board and the Adviser, the Sub-Adviser will invest and reinvest the assets of the Fund by selecting the securities, and other financial instruments of United States and foreign entities.

Both the Current Sub-Advisory Agreement and the Amended Sub-Advisory Agreement, the Sub-Adviser also will continue to be responsible for placing orders for the purchase or sale of securities or other instruments with brokers or dealers selected by the Sub-Adviser. In placing orders with brokers and dealers, the Sub-Adviser is directed to seek to obtain the best price and the most favorable execution of its orders. Consistent with this obligation and in seeking the best overall terms available, the Sub-Adviser may select brokers on the basis of the research and other services they provide to the Fund. Subject to the best execution requirement and the provisions of the 1940 Act, the 1934 Act, and other applicable provisions of law, the Sub-Adviser may select brokers and dealers that are affiliated with it or the Fund to effect securities transactions.

Shareholder and Administrative Services. The Amended Sub-Advisory Agreement provides that the Sub-Adviser will perform the Shareholder and Administrate Services. Please see “Comparison of the Current Advisory Agreement with the New Management Agreement—Shareholder and Administrative Services,” in Proposal 1 for a detailed description of the Shareholder and Administrative Services. Please refer to Exhibit C for the specific terms of the Amended Sub-Advisory Agreement.

Fees and Expenses. If approved by shareholders, the Amended Sub-Advisory Agreement increases the fee paid to the Sub-Adviser by the Adviser to reflect the increased scope of services provided to the Fund. As noted above, the Fund does not currently pay the Sub-Adviser directly. The Sub-Adviser is compensated by the Adviser for services provided to the Fund.

Under the Current Sub-Advisory Agreement the Sub-Adviser is paid an annual fee, payable monthly, at the annual rate of 0.70% of the Fund’s average daily net assets. Under the Amended Sub-Advisory Agreement, the fee paid to the Sub-Adviser will increase from an annual rate of 0.70% to an annual rate of 1.00% of the Fund’s average daily net assets.

For the fiscal period January 15, 2009 (commencement of operations) to December 31, 2009, the Adviser paid sub-advisory fees to the Sub-Adviser under the Current Sub-Advisory Agreement and the Fund paid the Adviser shareholder services fees under the Shareholder Series Agreement as follows:

Fee	Amount	% of Average Daily Net Assets
Investment Sub-Advisory Fee	$476,426	0.70%
Shareholder Services Fee- Class N	$98,159	0.35%
Shareholder Services Fee- Class I	$120,046	0.30%
Total Shareholder Services Fees	$218,205	0.32%
Combined Investment Advisory and Shareholder Services Fees	$694,631	1.02%

For the fiscal period January 15, 2009 (commencement of operations) to December 31, 2009, if the higher fee rate pursuant to the Amended Sub-Advisory Agreement had been in effect, the Fund would have paid management fees as follows:

Fee	Amount	% of Average Daily Net Assets
Investment Sub-Advisory Fee	$680,608	1.00%

For the fiscal period January 15, 2009 (commencement of operations) to December 31, 2009, the sub-advisory fee payable under the Amended Sub-Advisory Agreement would have been approximately 43% higher for the Fund than it was under the Current Sub-Advisory Agreement. However, as discussed above, because the Adviser is terminating the Shareholder Services Agreement if the proposals are adopted by shareholders, the net fees payable by the Fund to the Adviser will not increase as a result of these proposals and, for Class N shareholders, will decrease. Furthermore, the Adviser, not the Fund, pays the Sub-Adviser its fee.

Term and Continuance. The Current Sub-Advisory Agreement was renewed for a one-year period at the March 30-21, 2010 Board meeting and, unless terminated, could have been continued thereafter for successive one-year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act and the rules thereunder. If approved by shareholders of the Fund, the Amended Sub-Advisory Agreement for the Fund will continue, unless sooner terminated as set forth therein, for a period of two years from the date of execution. Thereafter, if not terminated, the Amended Sub-Advisory Agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by both (i) the vote of a majority of the Fund’s Board by vote of holders of a 1940 Act Majority of the Fund, and (ii) the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Current Sub-Advisory Agreement has identical provisions for its term and continuance.

Termination. The Amended Sub-Advisory Agreement provides for its termination, without penalty, (i) by the Board or by vote of holders of a 1940 Act Majority of Fund shares upon sixty (60) days’ written notice to the Sub-Adviser, (ii) by the Adviser upon sixty (60) days’ written notice to the Fund and the Sub-Adviser or (iii) by the Sub-Adviser upon sixty (60) days’ written notice to the Fund and the Adviser. As with the Current Sub-Advisory Agreement, the Amended Sub-Advisory Agreement also will terminate automatically in the event of its assignment. In addition, the Amended Sub-Advisory Agreement will terminate in the event of the termination of the New Management Agreement.

Information about CNH Partners, LLC

CNH is a Delaware limited liability company formed in 2001. CNH is a merger arbitrage, convertible arbitrage and diversified arbitrage research affiliate of the Adviser. CNH is a joint venture created in 2001 by the Adviser and RAIM Corp. (“RAIM”). RAIM was formed by Mark Mitchell, Ph.D. and Todd Pulvino, Ph.D. The Adviser compensates the Sub-Adviser out of the management fee the Adviser receives for managing the Fund. The Sub-Adviser’s address is Two Greenwich Plaza, First Floor, Greenwich, Connecticut 06830. The Sub-Adviser employs eight people in Greenwich, Connecticut, and utilizes the infrastructure of the Adviser for non-portfolio management functions.

The Sub-Adviser does not provide investment advisory services to registered investment companies with similar investment objectives as the Fund. The name, address and principal occupation of the principal executive officers and directors of the Sub-Adviser are listed in Exhibit E.

Shareholder Approval

To become effective, the Amended Sub-Advisory Agreement must be approved by a “vote of a majority of the outstanding voting securities” of the Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of the Fund present at the meeting, if the holders of more than 50% of such outstanding voting securities are present in person or represented by proxy; or (ii) more than 50% of such outstanding voting securities of the Fund.

Recommendation of the Board of Trustees:

The Board of the Trust unanimously recommends that shareholders of the Fund vote “FOR” approval of the Amended Sub-Advisory Agreement.

BOARD CONSIDERATIONS IN APPROVING THE NEW INVESTMENT MANAGEMENT AGREEMENT AND THE AMENDED AND RESTATED INVESTMENT SUB-ADVISORY AGREEMENT

The New Management Agreement and Amended Sub-Advisory Agreement were approved by the Board on behalf of the Fund after consideration of all factors determined to be relevant to their deliberations, including those discussed below. The Board authorized the submission of the New Management Agreement and the Amended Sub-Advisory Agreement for consideration by the Fund’s shareholders in this Proxy Statement. At an in-person Board meeting held on June 9-10, 2010, the Trustees, including the Independent Trustees, unanimously approved the New Management Agreement and the Amended Sub-Advisory Agreement.

In March 2010, the Board performed a full annual review of the Current Advisory Agreement and the Current Sub-Advisory Agreement for the Fund and, after reviewing, among other things, the investment capabilities, resources and personnel of the Adviser and Sub-Adviser, determined that the nature, extent and quality of the services provided by the Adviser and Sub-Adviser under the Current Advisory and Sub-Advisory Agreements were appropriate. The Board also determined that the advisory and shareholder services fees paid by the Fund, taking into account any applicable agreed-upon fee waivers, were fair and reasonable in light of the services provided, the costs to the Adviser of providing those services, economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper, Inc. (“Lipper”)), and such other factors as the Trustees considered relevant in the exercise of their reasonable judgment. At the March 2010 Board meeting, the Board considered that the Adviser intended to present the proposal to restructure the fees in order to consolidate the advisory fee and the shareholder and administrative services fee into one combined fee pursuant to one combined agreement. The Board considered that it discussed the proposal with the Adviser at the March 2010 meeting and considered the proposal’s impact when approving the Current Advisory and Sub-Advisory Agreements.

In accordance with Section 15(c) of the 1940 Act, in advance of both the March 2010 and the June 2010 Board meetings, the Board requested, reviewed, and considered materials furnished by the Adviser and Sub-Adviser relevant to the Board’s consideration of whether to approve the New Management Agreement and Amended Sub-Advisory Agreement. These materials included (i) memoranda and materials prepared by the Adviser and the Sub-Adviser describing personnel and services provided to the Fund; (ii) performance information of the Fund; (iii) information independently compiled and prepared by Lipper relating to the Fund’s fees and expenses under both the Current Advisory Agreement and the New Management Agreement; (iv) materials relating to the effect of the proposed fee and agreement restructuring would have on the net expenses of the Fund and the services to be provided to the Fund under the New Management Agreement; (v) a discussion of the financial statements of the Adviser and the Sub-Adviser; and (vii) a discussion of the compliance programs of the Adviser and the Sub-Adviser and regulatory exam histories of each. For purposes of the discussion below, the Adviser and the Sub-Adviser are referred to as the “Adviser,” as applicable. The New Management Agreement and the Amended Sub-Advisory Agreement are referred to herein as the “Agreement,” as applicable.

At the meeting held on June 10, 2010, the Board, including the Independent Trustees, unanimously approved the New Management Agreement and the Amended Sub-Advisory Agreement. The Board considered all factors it believed relevant with respect to the Fund, including, among other factors: (a) the nature, extent and quality of the services provided by the Adviser; (b) the investment performance of the Fund and the Adviser’s portfolio management; (c) the management fee and the cost of the services and profits to be realized by the Adviser from the relationship with the Fund; (d) economies of scale; and (e) other factors.

The Board also considered other matters it deemed important to the approval process, such as services related to the valuation and pricing of the Fund’s portfolio holdings and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review.

The following is a summary of the Board’s discussion and views regarding the factors it considered in evaluating the New Management Agreement and the Amended Sub-Advisory Agreement:

The nature, extent and quality of the services provided by the Adviser. The Board reviewed the services provided by the Adviser to the Fund under the Agreement. The Board considered the size and experience of the Adviser’s staff, its use of technology, and the Fund’s investment objective, strategy and process. The Board reviewed the overall qualifications of the Adviser as an investment adviser. In connection with the investment advisory services provided to the Fund, the Board took into account detailed discussions they had with officers of the Adviser regarding the management of the Fund’s investments in accordance with the Fund’s stated investment objective and policies and the types of transactions entered into on behalf of the Fund that commenced operations.

In addition to the investment advisory services provided to the Fund, the Board considered that the Adviser will provide certain shareholder and administrative services pursuant to the New Management Agreement, along with continuing to overseeing the Sub-Adviser, Fund accounting, marketing services as well as providing assistance in meeting legal and regulatory requirements and other services necessary for the operation of the Fund. In particular, the Board reviewed the compliance and administrative services provided to the Fund by the Adviser. The Board considered that the Adviser represented that the nature and level of investment advisory services currently being performed by the Adviser will not diminish in any way as a result of the proposals.

Finally, the Independent Trustees had an opportunity to meet outside the presence of management in executive session separately with counsel to discuss and consider the New Management Agreement and the Amended Sub-Advisory Agreement. Based on the presentations at the March 31, 2010 and June 10, 2010 Board meetings, the Board concluded that the New Management Agreement and the Amended Sub-Advisory Agreement were in the best interests of the Fund.

Investment Performance of the Fund and the Adviser’s Portfolio Management. The Board considered the investment performance of the Fund. In particular, the Board considered the investment performance of the Fund relative to its stated objectives and the Adviser’s success in reaching such goals as well as the performance of the Fund relative to its peers. The Board also considered the Adviser’s performance in managing other registered investment companies and private funds, noting that other funds the Adviser manages might have investment objectives, policies or restrictions different from those of the Fund.

The Management Fee and the Cost of the Services and Profits Realized by the Adviser from the Relationship with the Fund. The Board, including the Independent Trustees, received and reviewed information regarding the management fee to be paid by the Fund to the Adviser pursuant to the New Management Agreement. The Board also examined the fees paid to other investment managers by comparable funds in order to determine the reasonableness of the fees in light of the nature and quality of services provided to the Fund.

To assist in this analysis, the Board received a report independently prepared by Lipper. The report showed comparative fee information for the Fund’s expense group and expense universe, including expense comparisons of contractual management fees and actual total operating expenses. The Board considered that the Fund’s contractual management fee was lower than or equal to the median contractual advisory fees paid by the applicable funds in the Fund’s expense group and expense universe.

The Board received and reviewed information regarding the profitability of the Adviser with respect to Fund-related activities. The Board also took into consideration the Adviser’s profits from the management of other private accounts in addition to the Fund. The Board reviewed the Adviser’s methodology of determining profitability. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Adviser, the types of funds managed, expense allocations and business mix, and therefore comparability of profitability is somewhat limited.

The Board reviewed the Adviser’s unaudited financial statements. The purpose of the review was to help the Board determine whether the firm has the necessary resources to continue to provide high-quality services to the Fund and attract and retain high-quality employees.

The Board considered that the net fees payable by the Fund to the Adviser will not increase as a result of the Agreement. While the contractual management fee payable by the Fund to the Adviser pursuant to the New Management Agreement is higher than the contractual advisory fee payable by the Fund to the Adviser pursuant to the Current Advisory Agreement, the net fees payable to the Adviser will not increase because the Shareholder Services Agreement will be terminated. The Board also considered that for Class N shareholders, fees payable to the Adviser will in fact decrease.

The Board concluded that the proposal to restructure to the fees payable to the Adviser such that the advisory fee and shareholder and administrative services fee will be combined into one management fee for the Fund is reasonable.

Economies of Scale. The Adviser provided to the Board information concerning the extent to which economies of scale may be realized as the Fund grows and whether the new management fee level is reflective of such economies of scale. The Board considered that the Fund currently does not have breakpoints in its management fee that would allow investors to benefit directly in the form of lower fees as Fund assets grew. However, the Adviser presented information to show that the management fee under the New Management Agreement is set at a level that is competitive relative to funds of a larger scale. The Board also considered that the funds in the AQR Fund complex share some common resources and, as a result, an increase in the overall size of the complex could permit each fund to incur lower expenses than it would otherwise as a stand-alone entity. The Board also considered the Adviser’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations.

Other Factors. The Board also took into account other ancillary or “fall-out” benefits that the Adviser or its affiliates may derive from its relationship with the Fund, both tangible and intangible. The Board also received information regarding the Adviser’s brokerage and soft dollar practices. The Board considered that the Adviser is responsible for decisions to buy and sell securities for the Fund, selection of broker-dealers and best execution, and aggregation and allocation of trade orders among the firms’ various advisory clients. The Board considered that the Adviser does not presently intend to make use of soft dollars to acquire third-party research. The Board also considered that the fee restructuring will also allow the Class I shares of the Fund to be marketed and sold as a “no-load fund” under FINRA rules.

Conclusion. Counsel advised the Board concerning the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. No single factor was determinative to the decision of the Board. Based on the foregoing and such other matters as were deemed relevant, all of the Board, including all of the Independent Trustees, concluded that the management fee rate and total expense ratios are reasonable in relation to the services provided by the Adviser to the Fund, as well as the costs incurred and benefits gained by the Adviser in providing such services, including the investment advisory and administrative components. The Board also found the investment management fee to be reasonable in comparison to the fees charged by advisers to other comparable funds of similar, actual or anticipated size. As a result, the Board, including the Independent Trustees, unanimously approved the New Management Agreement and the Amended Sub-Advisory Agreement. The Independent Trustees were represented by counsel who assisted them in their deliberations.

OTHER MATTERS TO COME BEFORE THE MEETING

The Board does not intend to present any other business at the Meeting, nor is it aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

ADDITIONAL INFORMATION

Expenses and Methods of Proxy Solicitation. The expenses of preparation, printing and mailing of the enclosed proxy card, the accompanying Proxy Statement and Notice of Special Meeting of Shareholders will be borne by the Adviser or one of its affiliates. The Adviser or one of its affiliates will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund.

In order to obtain the necessary quorum and vote at the Meeting, supplementary solicitation may be made by mail, telephone or personal interview by representatives of the Fund, as well as by financial services firms or their representatives, who will receive no extra compensation for their services. If, by the time scheduled for the Meeting, a quorum of shareholders is not present or if a quorum is present but sufficient votes to allow action on the proposal are not received from the shareholders, the chairman of the Meeting or, if a shareholder vote is called, the shareholders who are present at the meetings, may adjourn the Meeting to permit further solicitation of proxies from shareholders. Any Meeting convened on the date it was called may be adjourned without further notice other than announcement at the Meeting for up to 60 days after the original date of the Meeting. The Fund has retained Broadridge Investor Communications Solutions, Inc., located at 51 Mercedes Way, Edgewood, NY 11717-8368, to assist in the solicitation and tabulation of proxies at a cost of approximately $138,046. As stated above, these costs will be borne by the Adviser or one of its affiliates.

Authorizations to execute proxies may be obtained by telephonic transmitted instructions in accordance with procedures designed to authenticate the shareholder’s identity. In all cases where a telephonic proxy is solicited, the shareholder may be asked to provide his or her full name, address, certain other information and the number of shares owned and to confirm that the shareholder has received the Proxy Statement and proxy card in the mail. Within 72 hours of receiving a shareholder’s telephonically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder’s instructions and to provide a telephone number to call immediately if the shareholder’s instructions are not correctly reflected in the confirmation.

Quorum. The presence in person or by proxy of the holders of thirty-three and one-third percent (33 1/3%) of the shares entitled to vote shall constitute a quorum of the Fund. Failure of a quorum to be present at the Meeting will necessitate adjournment. For purposes of determining the presence of a quorum, abstentions and broker non-votes will be treated as shares that are present at the Meeting.

Voting Requirement. All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated, the votes will be cast “FOR” Proposal 1 and “FOR” Proposal 2 and other matters that properly come before the Meeting.

Assuming a quorum is present at the Meeting, approval of Proposal 1 and Proposal 2 will require the affirmative vote of a majority of the outstanding voting securities of the Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of such outstanding voting securities are present in person or represented by proxy; or (ii) more than 50% of such outstanding voting securities of the Fund.

Broker Non-Votes and Abstentions. Broker-dealer firms holding shares of the Fund in “street name” for the benefit of their customers and clients, will request the instructions of such customers and clients on how to vote their shares before the Meeting. The Fund understands that, under the rules of the New York Stock Exchange (“NYSE”), in certain, non-routine matters, such as the approval of the New Management Agreement (Proposal 1) and the approval of the Amended Sub-Advisory Agreement (Proposal 2), a broker member may not authorize any proxy without instructions from the customer. Votes that, in accordance with the NYSE rules, are not cast by broker-dealer firms on those non-routine matters because the broker did not receive instructions are called “broker non-votes.” With respect to the proposal to approve the New Management Agreement (Proposal 1) and the proposal to approve the Amended Sub-Advisory Agreement (Proposal 2), broker non-votes and abstentions will have the same effect as a vote against the proposal, although they will be considered present for purposes of determining the presence of a quorum at the Meeting.

If, at the Meeting, a validly executed proxy is submitted by a broker-dealer or record holder and no voting instructions are given, the shareholders represented by the proxy will be present for purposes of obtaining a quorum at the Meeting and the persons named as proxy holders will cast all votes entitled to be cast pursuant to that proxy “FOR” Proposal 1 and “FOR” Proposal 2.

Other Matters. Under Delaware law, if other matters are presented for a vote at the Meeting or any adjournments thereof, the proxy holders will vote the shares represented by properly executed proxies according to their judgment on those matters, acting in the best interests of the Fund.

Fiscal Year. The fiscal year end of the Fund is December 31.

Shareholder Servicer. As discussed above, the Trust, on behalf of the Fund, has entered into the Shareholder Services Agreement. Under the Shareholder Services

Agreement, the Fund pays the Adviser a fee for providing or arranging for the provision of certain shareholder and administrative services of the Fund of 0.35% and 0.30% annually of the Fund’s average daily net assets for Class N shares and Class I Shares, respectively.

For the fiscal period January 15, 2009 (commencement of operations) to December 31, 2009, the Fund paid the Adviser shareholder service fees, as follows:

Amount	Waivers
$218,205	$49,343

Administrator, Accounting Agent and Custodian. The Bank of New York Mellon (“BONY Mellon”) currently is the administrator, accounting agent and custodian for the Fund. BONY Mellon’s principal address is 101 Barclay Street, New York, NY 10286.

Distributor. ALPS Distributors, Inc., located at 1290 Broadway, Suite 1100, Denver, CO 80203, has been retained to serve as the Fund’s distributor.

Transfer Agent. ALPS Fund Services, Inc., located at 1290 Broadway, Suite 1100, Denver, CO 80203, has been retained to serve as the Fund’s transfer agent and dividend disbursing agent.

Shareholder Report Delivery. The Fund will furnish, without charge, a copy of its most recent Annual Report or Semi-Annual Report to any shareholder upon request. Such requests should be directed to the attention of the Fund at AQR Funds at P.O. Box 2248, Denver, Colorado 80201-2248, or by calling toll free at (866) 290-2688. A copy will also be available on www.aqrfunds.com.

Delivery of Proxy Materials. A single Proxy Statement and Notice of Special Meeting of Shareholders will be delivered to two or more shareholders who share an address, unless the Fund has received contrary instructions from one or more shareholders. The Fund will furnish, without charge, upon request, a separate copy of the Proxy Statement and Notice of Special Meeting of Shareholders to any shareholder at a shared address to which a single copy was delivered. Further, shareholders who share an address and are receiving multiple copies of the Proxy Statement and Notice of Special Meeting of Shareholders may contact the Fund in order to receive a single copy of any future proxy statement or notice. Such requests should be directed to the attention of Broadridge Investor Communications Solutions, Inc., on behalf of the Fund at: 51 Mercedes Way, Edgewood, NY 11717-8368, or call 1-866-776-7031 during its business hours: Monday through Friday 9:30 a.m. to 9:00 p.m. and Saturday 10:00 a.m. to 6:00 p.m. (Eastern Time).

Shareholder Proposals. Neither the Trust nor the Fund is required to hold annual meetings of shareholders and do not currently intend to hold an annual meeting of shareholders in 2010. The Board will call a special meeting of shareholders of the Trust or Fund only if required under the 1940 Act or in their discretion or upon the written request of shareholders holding at least ten percent (10%) of the outstanding shares of the Trust entitled to vote at such meeting

Any Fund shareholder who wishes to submit proposals to be considered at a special meeting of the Fund’s shareholders should send such proposals to the Company Secretary at: Two Greenwich Plaza, Third Floor, Greenwich, Connecticut 06830, Attention: Brendan R. Kalb, Secretary, referencing the name of the Fund. Any shareholder proposal intended to be presented at any future meeting of Fund shareholders must be received by the Fund at its principal office a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in the proxy statement relating to such meeting. Moreover, inclusion of any such proposals is subject to limitations under the federal securities laws. Persons named as proxies for any subsequent shareholders’ meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

Communications with the Board. Shareholders of the Fund who wish to send communications to the Board or a specified Trustee should submit the communication in writing to the attention of the Trust Secretary at: Two Greenwich Plaza, Third Floor, Greenwich, Connecticut 06830, Attention: Brendan R. Kalb, Secretary, identifying the correspondence as intended for the Board or a specified Trustee.

Please vote promptly by signing and dating the enclosed proxy card, and if received by mail, returning it in the accompanying postage-paid return envelope OR by following the enclosed instructions to provide voting instructions by telephone or over the Internet.

By Order of the Board of Trustees.

/s/ Brendan R. Kalb

BRENDAN R. KALB

Secretary

AQR Funds

Dated: July 28, 2010

Exhibit A

FEES AND EXPENSES

These tables show the different fees and expenses that you may pay if you buy and hold the different classes of shares of the Fund, assuming both the current lower advisory fee rate and the proposed higher management fee rate. Future expenses may be greater or less than those indicated below.

Class N Shares

Shareholder Fees (fees paid directly from your investment)

	Class N (Assuming the Current Advisory Agreement in effect)	Class N (Assuming the New Management Agreement in effect)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the amount redeemed or original purchase cost)	None	None
Redemption fee (as a percentage of amount redeemed or exchanged, only within 60 days)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class N (Assuming the Current Advisory Agreement in effect)	Class N (Assuming the New Management Agreement in effect)
Management Fee	0.70%	1.00%
Distribution (12b-1) Fee	0.25%	0.25%
Other Expenses
Dividends on Short Sales[1]	1.26%	1.26%
All Other Expenses, Including Shareholder Service Fee	1.27%	0.92%
Total Other Expenses	2.53%	2.18%
Total Annual Fund Operating Expenses	3.48%	3.43%
Less: Fee Waivers and/or Expense Reimbursements[2]	0.72%	0.67%
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements	2.76%	2.76%

[1]	Expenses relating to dividends on short sales are estimated.
[2]

The Adviser has contractually agreed to waive its management fee and/or to reimburse expenses of the Fund to the extent necessary to maintain the total annual fund operating expenses at no more than 1.50% for Class N Shares (the “Fee Waiver Agreement”). This arrangement will continue at least through May 1, 2011. The Fee Waiver Agreement may only be terminated with the consent of the Board, including a majority of the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act and does not extend to interest, taxes, dividend expense, borrowing costs, acquired fund fees and expenses, interest expense relating to short sales and extraordinary expenses.

Class I Shares

Shareholder Fees (fees paid directly from your investment)

	Class I (Assuming the Current Advisory Agreement in effect)	Class I (Assuming the New Management Agreement in effect)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the amount redeemed or original purchase cost)	None	None
Redemption fee (as a percentage of amount redeemed or exchanged, only within 60 days)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I (Assuming the Current Advisory Agreement in effect)	Class I (Assuming the New Management Agreement in effect)
Management Fee	0.70%	1.00%
Distribution (12b-1) Fee	None	None
Other Expenses
Dividends on Short Sales[1]	1.26%	1.26%
All Other Expenses, Including Shareholder Service Fee	1.31%	1.01%
Total Other Expenses	2.57%	2.27%
Total Annual Fund Operating Expenses	3.27%	3.27%
Less: Fee Waivers and/or Expense Reimbursements[2]	0.81%	0.81%
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements	2.46%	2.46%

[1]	Expenses relating to dividends on short sales are estimated.
[2]

The Adviser has contractually agreed to waive its management fee and/or to reimburse expenses of the Fund to the extent necessary to maintain the total annual fund operating expenses at no more than 1.20% for Class I Shares (the “Fee Waiver Agreement”). This arrangement will continue at least through May 1, 2011. The Fee Waiver Agreement may only be terminated with the consent of the Board, including a majority of the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act and does not extend to interest, taxes, dividend expense, borrowing costs, acquired fund fees and expenses, interest expense relating to short sales and extraordinary expenses.

Examples:

These Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N Shares (Assuming the Current Advisory Agreement in effect)	$279	$970	$1,706	$3,651
Class N Shares (Assuming the New Management Agreement in effect)	$279	$970	$1,706	$3,651

	1 Year	3 Years	5 Years	10 Years
Class I Shares (Assuming the Current Advisory Agreement in effect)	$249	$905	$1,613	$3,493
Class I Shares (Assuming the New Management Agreement in effect)	$249	$905	$1,613	$3,493

Exhibit B

NEW INVESTMENT MANAGEMENT AGREEMENT

AQR FUNDS

INVESTMENT MANAGEMENT AGREEMENT, dated and effective as of [            ], 2010, by and between the AQR Funds (“Trust”), a Delaware statutory trust, and AQR Capital Management, LLC (“Adviser”), a Delaware limited liability company (the “Agreement”).

WHEREAS, the Trust is an open-end management investment company, with multiple series, that is registered with the Securities and Exchange Commission (“SEC”) by means of a registration statement (“Registration Statement”) under the Securities Act of 1933, as amended (“1933 Act”) and under the Investment Company Act of 1940, as amended (“1940 Act”); and

WHEREAS, the Trust wishes to retain the Adviser to render investment advisory services for the series of the Trust set forth in Exhibit A, as may be amended from time to time (each, a “Fund” and together, the “Funds”), and to retain the Adviser to provide certain shareholder and administrative services for the Funds, and the Adviser is willing to furnish such services to the Funds.

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, the Trust and Adviser agree as follows:

1.        Appointment. The Trust appoints the Adviser to act as investment adviser to the Funds and to provide certain shareholder and administrative services for the Funds, for the periods and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services and accept the duties and responsibilities set forth in this Agreement for the compensation set forth in Section 7 of this Agreement.

2.        Investment Advisory Duties.

(a)        Subject to the supervision of the Board of Trustees of the Trust (“Board”), the Adviser, in its discretion, shall:

(i)    provide a program of continuous investment management for each of the Funds, including ongoing investment guidance, evaluation, policy direction, analysis, advice, evaluation of statistical, financial and economic data and judgments regarding individual investments, general economic conditions and trends, in accordance with each Fund’s investment objective, principal investment strategies, policies and restrictions as set forth in the prospectus (“Prospectus”) and statement of additional information (“SAI”) for each Fund, as each may be amended or supplemented;

(ii)    invest and reinvest the assets of the Funds by selecting the securities, and other financial instruments of United States and foreign entities, including, without limitation, capital stock; shares of beneficial interest; partnership interests and similar financial instruments; currencies; equity and other derivative products, including, without limitation, (i) futures contracts relating to stock indices, currencies, United States Government securities and securities of foreign governments, other financial instruments and all other commodities, (ii) exchange-traded funds, equity index swaps, currency forward contracts and forward rate agreements, (iii) spot and forward currency transactions and (iv) agreements relating to or securing such transactions; mutual funds; money market funds; obligations of the United States or any state or jurisdiction thereof, foreign governments and instrumentalities of any of them; commercial paper; certificates of deposit; bankers’ acceptances; choses in action; trust receipts; and any other obligations and instruments or evidences of indebtedness of whatever kind or nature; in each case, of any person, corporation, government or other entity whatsoever, whether or not publicly traded or readily marketable, that are allowable under the 1940 Act or any rules, regulations of written guidance thereunder;

(iii)    determine the portions of each Fund’s portfolio to be invested in securities and other financial instruments or other assets and uninvested or in cash equivalents;

(iv)    place orders to purchase, sell and/or exchange securities and other assets for the Funds;

(v)    enter into contracts for or in connection with investments in securities and other financial instruments;

(vi)    vote all proxies solicited by or with respect to the issuers of securities in which assets of the Funds may be invested in a manner that complies with the Trust’s proxy voting policies and procedures and, in the good faith judgment of the Adviser, best serves the interests of each Fund’s shareholders; and

(vii)    cooperate with and provide reasonable assistance to Trust’s other service providers by: (1) keeping them fully informed as to such matters that they may reasonably deem necessary with respect to the performance of their obligations to the Funds, (2) providing prompt responses to reasonable requests for information or assistance and (3) establishing appropriate processes to promote the efficient exchange of information.

(b)    The Adviser further agrees that, in performing its duties hereunder, it shall:

(i)    comply or act in conformity with: (1) 1940 Act, the Investment Advisers Act of 1940, as amended (“Advisers Act”), the Internal Revenue Code of

1986, as amended (“Code”), and all other applicable laws, rules and regulations; (2) the investment objectives, policies and limitations of each Fund as described in its Prospectus and SAI, as such may be amended or supplemented; and (3) all policies, procedures and other directions adopted by the Board;

(ii)    manage each of the Funds that is intended to qualify as a regulated investment company (“RIC”) under Subchapter M of the Code and regulations issued thereunder so that the Fund so qualifies and will continue to so qualify;

(iii)    furnish the Trust and Board with: (1) information about developments materially affecting the investments and/or portfolio of each Fund; (2) such periodic and special reports regarding each of the Funds and any Sub-Adviser (as defined in Section 4(a) below) as the Board may reasonably request; and (3) such statistical or other information as the Board may reasonably request with respect to the assets or investments of each Fund;

(iv)    make available to the Trust and its administrator or other agent, promptly upon request, such copies of the Adviser’s investment records and ledgers with respect to each Fund as may be required to assist the Trust in its compliance with applicable laws, rules and regulations;

(v)    immediately notify in writing the Trust and the Board in the event that the Adviser or any of its affiliates becomes aware that the Adviser is: (1) subject to a statutory disqualification that prevents the Adviser from serving as investment adviser pursuant to this Agreement; (2) the subject of an investigation, administrative proceeding or enforcement action by the SEC or any other regulatory authority (other than routine examinations conducted in the ordinary-course); or (3) a party to any litigation that may be material to one or more of the Funds;

(vi)    immediately notify the Trust of any material fact known to the Adviser respecting or relating to the Adviser or the Funds that is not contained in the Trust’s Registration Statement, or any amendment or supplement thereto, but that is required to be disclosed therein, and of any statement contained therein that is or becomes untrue in any material respect;

(vii)    make available, without expense to the Funds, the service of the Adviser’s principals, members, officers, and employees to be duly elected or appointed officers of the Trust, subject to their individual consent to serve and to any limitations imposed by laws, rules or regulations and the Trust’s organizational documents and bylaws;

(viii)    provide to the Trust or the Board such information and assurances (including certifications and sub-certifications) as the Trust or the Board may reasonably request from time to time in order to assist the Trust or the Board in complying with applicable laws, rules and regulations, including requirements in connection with the preparation and/or filing of updates to the Funds’ Form N-1A and the Funds’ Forms N-SARs, N-CSRs, N-Qs, and N-PX, Rule 24f-2 filings, and fidelity bond filings;

(ix)    assist as requested in determining the fair value of portfolio securities when market quotations are not readily available (including making knowledgeable personnel of the Adviser available for discussions with the Board and/or any fair valuation committee or like committee appointed by the Board upon reasonable request, obtaining bids and offers or quotes from broker-dealers or market-makers with respect to securities held by the Funds and providing information (upon request) on valuations the Adviser has determined of securities held by other clients of the Adviser), for the purpose of calculating each Fund’s net asset value (“NAV”) in accordance with the procedures and methods established by the Board; and

(x)    meet with the Board to explain its activities at such times and places as the Board may reasonably request.

3.        Shareholder and Administrative Services.

(a)        Subject to the supervision of the Board, the Adviser, in its discretion, shall:

(i)    assist in the preparation of shareholder communications, such as proxies and proxy solicitation materials, shareholder reports, annual reports, dividend and capital gain distribution and tax notices to shareholders, and updated Prospectuses and SAIs;

(ii)    to the extent not provided by the Funds’ distributor or transfer agent, respond to inquiries from shareholders concerning their investment in shares of the classes of the Funds, including providing explanations of Fund reports and information about shareholder positions in the Fund;

(iii)    to the extent not provided by the Funds’ distributor or transfer agent, respond to inquiries from potential shareholders concerning the Funds, including providing explanations about the Funds;

(iv)    oversee the maintenance by the Funds’ service providers of certain books and records of the Funds as required under Rule 31a-1(b)(4) of the 1940 Act and maintain (or oversee maintenance by such other persons as approved by the Board) such other books and records required by law or for the proper operation of the Funds;

(v)    review the appropriateness of and arrange for payment of the Funds’ expenses;

(vi)    make such reports and recommendations to the Board concerning the performance and fees of the Funds’ service providers as the Board may reasonably request or deem appropriate;

(vii)    prepare such reports relating to the business and affairs of the Funds as may be mutually agreed upon and not otherwise appropriately prepared by the Funds’ custodian, counsel or auditors;

(viii)    provide the necessary personnel and facilities to perform the shareholder and administrative services; and

(ix)    provide such other similar services as may be mutually agreed upon, to the extent permitted under applicable statutes, rules and regulations.

(b)        The Adviser acknowledges and agrees on behalf of itself and its officers, employees and agents that it may receive from shareholders or the Trust non-public personal information, or access to non-public personal information, about shareholders who are “customers” or “consumers” as such terms are defined under Regulation S-P (collectively, “Shareholder Information”). All information, including Shareholder Information, obtained in the course of providing the shareholder services pursuant to this Agreement shall be considered confidential information. The Adviser shall not disclose such confidential information to any other person or entity or use such confidential information other than to carry out the purposes of this Agreement. The Adviser further agrees to safeguard and maintain the confidentiality and security of Shareholder Information which is obtained pursuant to this Agreement. Without limiting the foregoing, the Trust hereby agrees that Adviser, its officers, employees or agents may provide confidential information, including Shareholder Information, to any of its affiliates, agents, advisers, service providers or subcontractors engaged by the Adviser, including any Sub-Advisers (as defined in Section 4(a) of the Agreement), to extent that such party needs to know such information in connection with performance by the Adviser of its duties and obligations under the terms of this Agreement.

4.        Delegation.

(a)        Subject to the approval of the Board and, if required under applicable law, the shareholders of the Funds, the Adviser may delegate to one or more other investment advisers (“Sub-Adviser(s)”) any or all of its duties or obligations hereunder with respect to part or all of the assets of one or more of the Funds, provided that the Adviser shall oversee, supervise and monitor the performance of all duties and obligations delegated to any Sub-Adviser and any such delegation shall not relieve the Adviser of its duties and obligations under this Agreement.

(b)        The Adviser shall be solely responsible for compensating any Sub-Adviser for performing any of the duties and obligations delegated to such Sub-Adviser, provided that the Adviser may request that the Trust directly pay to the Sub-Adviser the portion of the Adviser’s compensation that the Adviser is obligated to pay to the Sub-Adviser. If the Trust agrees to such request, the compensation the Trust pays to the Adviser shall be reduced by amounts paid directly to any Sub-Adviser.

(c)        In the event that any Sub-Adviser appointed hereunder is terminated, the Adviser may provide investment advisory services pursuant to this Agreement through its own employees or through another Sub-Adviser as approved by the Trust in accordance with applicable laws, rules, regulations and, if applicable, exemptive relief obtained from the SEC.

5.        Use of Brokers and Dealers/Aggregation of Orders.

(a)        Subject to any other written instructions of the Board, the Adviser is hereby appointed as the Funds’ agent and attorney-in-fact with authority to act in regard to the investment, reinvestment and management of the Funds’ assets, including, but not limited to, (i) the authority to place orders for the execution of such securities transactions with or through such brokers, dealers or issuers as the Adviser may select; and (ii) the authority to execute and enter into brokerage contracts, and other trading agreements on behalf of the Funds and perform such functions as it considers reasonable, necessary or convenient in order to carry out the purposes of this Agreement; provided that, the Adviser’s actions in executing such documents shall comply with federal regulations, all other federal laws applicable to registered investment advisors and the Adviser’s duties and obligations under this Agreement and the Funds’ governing documents. Notwithstanding anything to the contrary in this Agreement and subject to sub-paragraph (c) below, except as otherwise specified by notice from the Funds to the Adviser, the Adviser may place orders for the execution of transactions hereunder with or through any broker, dealer, futures commission merchant, bank or any other agent or counterparty that the Adviser may select in its own discretion.

(b)        The Adviser may open and maintain brokerage accounts of all types on behalf of and in the name of the Funds. The Adviser may enter into customer agreements with brokers and direct payments of cash, cash equivalents and securities and other property into such brokerage accounts as the Adviser deems desirable or appropriate.

(c)        The Adviser shall use its best efforts to seek to obtain the best overall terms available for portfolio transactions for each Fund. In assessing the best overall terms available for any transaction, the Adviser shall consider all factors that it deems relevant, including but not limited to the ability to effect prompt and reliable executions at favorable prices (including the applicable dealer spread or commission, if any), the operational efficiency with which transactions are effected (taking into account the size of order and difficulty of execution, the financial strength, integrity and stability of the broker), the Funds’ risk in positioning a block of securities, the quality, comprehensiveness and frequency of available research services considered to be of value, the breadth in the market for the security, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Subject to such policies as the Board may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Funds to pay a broker or dealer, acting as agent, for effecting a portfolio transaction at a price in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and/or research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s (or its affiliates’) overall responsibilities with respect to the Funds and to its other clients as to which it exercises investment discretion.

(d)        The Adviser may, but shall not be obligated to, aggregate or bunch orders for the purchase or sale of investments for the Funds with orders for its other clients where: (1) such aggregation or bunching of order is not inconsistent with a Fund’s investment objectives, policies and procedures, (2) the allocation of the investments so purchased or sold, as well as the expenses incurred in any such transaction, shall be made by the Adviser in a manner that is fair and equitable in the judgment of the Adviser, and (3) the Adviser shall be cognizant of its fiduciary obligations to the Funds and each of its other clients and shall enter into such transactions only where the rights of each client are considered and protected.

(e)        To the extent that the Adviser retains one or more Sub-Advisers, the Adviser shall monitor the use by each Sub-Adviser of brokers and dealers to execute trades in securities on behalf of the Funds to determine whether (i) such Sub-Advisers are seeking to obtain the best overall terms available for portfolio transactions for each relevant Fund and (ii) any transactions with such broker or dealers that are intended to comply with Section 28(e) of the 1934 Act and in compliance with applicable requirements.

6.        Allocation of Charges and Expenses.

(a)        Except as otherwise specifically provided in this Section 6, the Adviser shall pay the compensation and expenses of: (1) the executive, supervisory and clerical personnel necessary to perform its obligations under this Agreement, as well as related overhead, travel, preparation of Board materials on behalf of the Adviser, review of marketing materials and marketing support; (2) any Sub-Adviser; and (3) Trustees, officers and executive employees of the Trust (including the Trust’s share of payroll taxes, if any) who are principals, members, officers, or employees of the Adviser, including any officer or employee of the Adviser that may be selected by the Board to serve as the chief compliance officer (“CCO”) of the Trust.

(b)        The Adviser shall bear all reasonable expenses of the Trust, if any, arising out of an assignment or change in control of the Adviser. In the event that there is a proposed change in control of the Adviser that would act to terminate this Agreement, and if a vote of shareholders to approve continuation of this Agreement is at that time deemed by counsel to the Trust to be required by the 1940 Act or any rule or regulation thereunder, the Adviser agrees to assume all reasonable costs associated with soliciting shareholders of the Funds to approve continuation of this Agreement. Such expenses include the costs of preparation and mailing of a proxy statement, and of soliciting proxies.

(c)        Except to the extent expressly assumed by the Adviser or required under applicable laws, rules or regulations to be paid, assumed or reimbursed by the Adviser, the Adviser shall have no duty to pay any ordinary or extraordinary operating expenses incurred in the organization and operation of the Funds.

(i)    For this purpose, ordinary operating expenses include, but are not limited to, brokerage commissions and other transaction charges; taxes; legal, auditing, printing and governmental fees; litigation and investigation expenses; the costs of maintaining the Funds’ financial books and records; the cost of calculating the Funds’ NAV; the costs of insurance relating to fidelity and directors and officers errors and omissions coverage for the Trust’s Trustees, officers and employees; telephone, telex, facsimile, postage and other communications expenses; fees and expenses of service providers of the Trust (other than any Sub-Adviser); expenses of issue, sale, redemption and repurchase of shares of the Funds; expenses of registering and qualifying shares of the Funds for sale; expenses relating to Board and shareholder meetings (other than meetings relating to matters that are determined to primarily benefit the Adviser); the cost of preparing and distributing reports and notices to shareholders; the costs of notices about and payment of dividends to shareholders; payments for portfolio pricing or valuation services to pricing agents; the compensation and all expenses of Trustees, officers and employees of the Trust who are not interested persons of the Adviser; and interest payments and other fees or charges associated with any credit facilities established by or on behalf of the Funds.

(ii)    For this purpose, extraordinary expenses of the Funds include, but not limited to taxes, transaction expenses and expenses of or relating to litigation, investigation and indemnification that are not otherwise considered to be ordinary operating expenses of the Funds.

(d)        In the event that any expenses of the Funds as described in Section 6(c) above are paid by the Adviser, the Fund or Funds (as applicable) shall reimburse the Adviser for the reasonable amount of such expenses.

7.        Compensation.

(a)        As compensation for the services provided and expenses assumed by the Adviser under this Agreement, the Trust shall pay the Adviser a fee at the annual rate for each Fund as set forth in Exhibit A. This fee will be computed daily and paid to the Adviser monthly. Except as may otherwise be prohibited by law or regulation (including, without limitation any current SEC staff interpretation), the Adviser may, in its discretion and from time to time, reimburse, limit or waive all or a portion of its advisory fee.

(b)        For purposes of this Section 7, the “average daily net assets” of a Fund shall mean the average of the values placed on the Fund’s net assets as of the close of the Fund’s business (or such other time as a Fund may lawfully elect) on each Fund business day during the calendar month. If the Fund suspends the determination of net asset value on one or more business days, the value of the net assets of the Fund as last determined shall be deemed to be the value of its net assets on each such day.

8.        Books, Records and Regulatory Filings.

(a)        The Adviser agrees to maintain such books and records with respect to its services to the Trust as are required by Section 31 under the 1940 Act, and rules adopted thereunder, and by other applicable laws, rules and regulations, and to preserve such records for the periods and in the manner required by such applicable laws, rules or regulations.

(b)        The Adviser agrees that records it maintains and preserves pursuant to Rules 31a-1 and Rule 31a-2 under the 1940 Act and otherwise in connection with its services hereunder are the property of the Trust and shall be surrendered promptly to the Trust upon its request, provided, however, that the Adviser may maintain copies of all such books and records for regulatory purposes.

(c)        The Adviser agrees that it shall furnish to regulatory authorities having the requisite authority any information or reports in connection with its services hereunder that may be requested by them in order to determine whether the operations of the Funds are being conducted in accordance with applicable laws, rules and regulations.

(d)        The Adviser shall make all filings with the SEC required of it pursuant to Section 13 of the 1934 Act with respect to its duties as are set forth herein. The Adviser also shall make all required filings on Forms 13D and 13G (as well as other filings triggered by ownership in securities under other applicable laws, rules and regulations) as may be required of the Funds due to the activities of the Adviser. The Adviser shall coordinate with the Trust as appropriate with respect to the making of such filings.

9.        Standard of Care, Limitation of Liability and Indemnification.

(a)        The Adviser shall exercise its best judgment in rendering the services provided by it under this Agreement. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by any Funds or the shareholders of the Funds in connection with the matters to which this Agreement relates, The Adviser may consult with counsel and accountants in respect of the Funds’ affairs and shall not be liable for any action or inaction reasonably taken in accordance with the advice or opinion of such counsel or accountants, provided that such counsel and accountants shall have been selected with reasonable care and diligence. Under no circumstances shall any party hereto be liable to another for special, punitive or consequential damages, arising under or in connection with this Agreement, even if previously informed of the possibility of such damages. Notwithstanding any other provision in this Agreement, nothing in this Agreement shall be deemed to protect or purport to protect the Adviser against any liability to the Trust, the Funds or to shareholders of the Funds to which the Adviser would otherwise be subject by reason of breach of this Agreement or willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Adviser’s reckless disregard of its obligations and duties under this Agreement.

(b)        Notwithstanding any other provision of this Agreement, the Adviser shall not be liable for any loss to the Funds caused directly or indirectly by circumstances beyond the Adviser’s reasonable control including, but not limited to, government restrictions, exchange or market rulings, suspensions of trading, acts of civil or military authority, national emergencies, earthquakes, floods or other catastrophes, acts of God, wars or failures of communication or power supply, provided that: (1) the Adviser has implemented and maintains a business continuity plan that is deemed to be reasonable and appropriate by the Board, (2) the business continuity plan complies with applicable laws, rules and regulations, and (3) the Adviser uses its best efforts to mitigate losses of the Funds.

(c)        The Adviser agrees to indemnify and hold harmless the Trust any affiliated persons within the meaning of Section 2(a)(3) under the 1940 Act of the Trust (other than the Adviser and its affiliates), and each person who, within the meaning of Section 15(c) of the 1933 Act, controls (“controlling person”) the Trust

(other than the Adviser or its affiliates, if the Adviser or such affiliate is found to control the Trust) (collectively, “Indemnified Persons”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which the Indemnified Persons may become subject under applicable laws, rules and regulations, at common law or otherwise, arising out of the Adviser’s responsibilities to the Funds which may be based on any willful misfeasance, bad faith or gross negligence on the Adviser’s part in the performance of its duties or by reason of the Adviser’s reckless disregard of its obligations and duties under this Agreement or otherwise for breach of this Agreement. Promptly after receipt by the Indemnified Persons under this Section 9 of notice of the commencement of an action, such Indemnified Party will, if a claim in respect thereof is to be made against the other party (the “Indemnifying Party”) under this section, notify Indemnifying Party of the commencement thereof; but the omission so to notify (or the delay in notifying) the Indemnifying Party will not relieve it from any liability that it may have to any Indemnified Party, except to the extent that the Indemnifying Party suffers material damage as a result of the omission. In case any such action is brought against any Indemnified Party, and it notified Indemnifying Party of the commencement thereof, Indemnifying Party will be entitled to participate therein and, to the extent that it may wish, assume the defense thereof, with counsel reasonably satisfactory to such Indemnified Party. After notice from Indemnifying Party of its intention to assume the defense of an action, the Indemnified Party shall bear the expenses of any additional counsel obtained by it, and Indemnifying Party shall not be liable to such Indemnified Party under this section for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof other than reasonable costs of investigation.

(d)        As used in this Section 9 (other than the obligation of the Adviser to indemnify the Trust set forth in Section 9(c)), the term “Adviser” shall include any principals, members, officers, employees or other affiliates of the Adviser performing the services provided for in this Agreement with respect to the Funds.

10.        Other Activities of the Adviser. It is understood that the services of the Adviser are not exclusive, and that nothing in this Agreement shall prevent the Adviser , its affiliates and their respective principals, members, employees, officers or directors (in their individual capacities) from providing similar services to other investment companies or to other clients or from engaging in other activities, provided such other services and activities do not, during the term of this Agreement, interfere with the Adviser’s ability to meet its obligations to the Trust and Funds. If the Adviser , its affiliates and their respective principals, members, employees, officers or directors (in their individual capacities) provides any advice to its clients concerning investment in the shares of a Fund, such person shall act solely for such clients in that regard and not in any way on behalf of the Trust or the Funds. It is understood that the Adviser, its affiliates and their respective members, employees, officers or directors (in their individual capacities) may give advice and take action for its other clients that may differ from advice given, or the timing or nature of action taken, for the Funds. The Adviser is not obligated to initiate transactions for the Funds in any security that the Adviser, its affiliates and their respective principals, members, employees, officers or directors (in their individual capacities) may purchase or sell for its or their own accounts or other clients.

11.        Compliance Matters.

(a)        The Adviser understands and agrees that it is a “service provider” to the Trust as contemplated by Rule 38a-1 under the 1940 Act. As such, the Adviser agrees to cooperate fully with the Trust and its Trustees and officers, including the Trust’s CCO, with respect to (1) any and all compliance-related matters, and (2) the Trust’s efforts to assure that each of its service providers adopts and maintains policies and procedures that are reasonably designed to prevent violation of the “federal securities laws”, as that term is defined by Rule 38a-1, by the Trust and the Adviser. In this regard, the Adviser shall:

(i)    submit to the Board for its consideration and approval, prior to commencement of the Funds’ operations, the Adviser’s applicable compliance policies and procedures;

(ii)    submit to the Board for its consideration and approval, annually (and at such other times as the Trust may reasonably request), a report (“Report”) fully describing any material amendments to Adviser’s compliance policies and procedures since the more recent of: (1) the Board’s approval of such policies and procedures or (2) the most recent Report;

(iii)    provide periodic reports discussing the Adviser’s compliance program and special reports in the event of material compliance matters;

(iv)    permit the Trust and its Trustees and officers to become familiar with the Adviser’s operations and understand those aspects of the Adviser’s operations that may expose the Trust to compliance risks or lead to a violation by the Trust or the Adviser of the federal securities laws;

(v)    permit the Trust and its Trustees and officers to maintain an active working relationship with the Adviser’s compliance personnel by, among other things, providing the Trust’s CCO and other officers with a specified individual within the Adviser’s organization to discuss and address compliance-related matters;

(vi)    provide the Trust and its Trustees and CCO with such certifications as may be reasonably requested; and

(vii)    reasonably cooperate with the Trust’s independent public accountants and shall take all reasonable action in the performance of its obligations under this Agreement to assure that access to all reasonably necessary information and the appropriate personnel are made available to such accountants, to support the expression of the accountant’s opinion and their review of the appropriate internal controls and operations, as such may be required from time to time.

(b)        The Adviser represents, warrants and covenants that it has implemented and shall maintain a compliance program that complies with the requirements of Rule 206(4)-7 under the Advisers Act.

12.        Documents. The parties hereto acknowledge that the Trust has provided copies of each of the following documents to the Adviser and shall deliver to the Adviser all future amendments and supplements thereto, if any:

(a)        certified resolution of the Board authorizing the appointment of the Adviser and approving this Agreement and

(b)        the current Registration Statement and any amendments thereto.

13.        Duration and Termination.

(a)        This Agreement shall continue with respect to each Fund for a period of two years from the commencement date for each Fund specified on Exhibit A, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by: (1) the Board or (2) a vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act), provided that in either event the continuance is also approved by a majority of the Trustees who are not (i) parties to this Agreement or (ii) “interested persons” (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person (to the extent required by the 1940 Act) at a meeting called for the purpose of voting on such approval.

(b)        Notwithstanding the foregoing, this Agreement may be terminated without penalty with respect to any Fund upon sixty (60) days’ written notice: (1) by the Trust, pursuant to (i) action of the Board or (ii) the vote of a majority of the Fund’s outstanding voting securities, or (2) by the Adviser. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

(c)        If the Adviser or any successor to its business shall cease to furnish services to the Funds under this Agreement or similar contractual arrangement, for any reason whatsoever, the Funds, at their expense:

(i)    as promptly as practicable, shall take all necessary action to cause the Prospectus and the Certificate of Trust, Declaration of Trust, Bylaws and any other relevant documentation to be amended to accomplish a change of name to eliminate any reference to “AQR Capital Management, LLC”; and

(ii)    within 60 days after the termination of this Agreement or such similar contractual arrangement, shall cease to use in any other manner, including, but not limited to, use in any sales literature or promotional material, the name “AQR Capital Management, LLC” or any name, mark or logo type derived from it or similar to it or indicating that the Funds are managed by or otherwise associated with the Adviser.

14.        Confidential Information. Each party agrees that it will treat confidentially all information provided by the other party regarding such other party’s business and operations, including without limitation the investment activities or holdings of each Fund. All confidential information provided by a party hereto shall not be disclosed to any unaffiliated third party without the prior consent of the providing party. The foregoing shall not apply to any information that is public when provided or thereafter becomes public through no wrongful act of the recipient or which is required to be disclosed by any regulatory authority in the lawful and appropriate exercise of its jurisdiction over a party, by any auditor of the parties hereto, by judicial or administrative process or otherwise by applicable laws, rules or regulations. The Adviser retains all rights in and to any investment models, strategies and approaches used by or on behalf of the Funds and any models, strategies or approaches based upon or derived from them.

15.        Representations. The Adviser represents, warrants and covenants that:

(a) it is a duly registered investment adviser under the Advisers Act and shall remain so registered for the term of this Agreement; and

(b) it shall promptly notify the Trust in writing if it:

(1) fails to remain registered as an investment adviser under the Advisers Act or in a substantially equivalent manner under the laws of any jurisdiction in which it is required to be so registered in order to perform its obligations under this Agreement;

(2) is disqualified from serving as investment manager of an investment company pursuant to Section 10(a) of the 1940 Act or otherwise;

(3) is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust; and

(4) experiences a change in control and/or management.

16.        Notices. All notices hereunder shall be provided in writing and delivered by first class postage pre-paid U.S. mail or by fax. Notices delivered by mail shall be deemed given three days after mailing and upon receipt if sent by fax.

If to the Trust:

AQR FUNDS

TWO GREENWICH PLAZA, 3RD FLOOR

GREENWICH, CT 06830

FAX (203) 742-3100

If to the Adviser:

AQR CAPITAL MANAGEMENT, LLC

TWO GREENWICH PLAZA, 3RD FLOOR

GREENWICH, CT 06830

FAX (203) 742-3100

17.        Amendments. This Agreement may be amended in writing signed by the parties to this Agreement in a manner that is in accordance with applicable laws, rules and regulations.

18.        Release. The names “AQR Funds” and “Board of Trustees of the AQR Funds” refer respectively to the Trust created by the Declaration of Trust and the Trustees as Trustees but not individually or personally. All parties hereto acknowledge and agree that any and all liabilities of the Trust arising, directly or indirectly, under this Agreement will be satisfied solely out of the assets of the Trust and that no Trustee or officer or shareholder of the Trust shall be personally liable for any such liabilities. All persons dealing with any Fund of the Trust must look solely to the property belonging to such Fund for the enforcement of any claims against the Trust.

19.        Miscellaneous.

(a)        This Agreement shall be governed by applicable federal laws, rules and regulations and the laws of the State of Delaware without regard to the conflicts of law provisions thereof; provided, however that nothing herein shall be construed as being inconsistent with the 1940 Act, the Advisers Act or other applicable federal law. Where the effect of a requirement of the 1940 Act, Advisers Act or other applicable federal law reflected in any provision of this Agreement is altered by a new or changed rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

(b)        The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

(c)        If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected hereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

(d)        This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on all parties.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their officers designated below as of the date first set forth above.

AQR FUNDS

By:
Name:
Title:

AQR CAPITAL MANAGEMENT, LLC

By:
Name:
Title:

Exhibit C

AMENDED AND RESTATED INVESTMENT SUB-ADVISORY AGREEMENT

AQR FUNDS

AMENDED AND RESTATED AGREEMENT, dated and effective as of [            ], 2010, by and among AQR Funds (“Trust”), a Delaware statutory trust, AQR Capital Management, LLC (“Adviser”), a Delaware limited liability company, and CNH Partners, LLC, a Delaware limited liability company (“Sub-Adviser”).

WHEREAS, the Trust is an open-end management investment company, with multiple series, that is registered with the Securities and Exchange Commission (“SEC”) by means of a registration statement (“Registration Statement”) under the Securities Act of 1933, as amended (“1933 Act”) and under the Investment Company Act of 1940, as amended (“1940 Act”); and

WHEREAS, the Trust has retained the Adviser to render investment advisory services and certain shareholder and administrative services to it, on behalf of its series, pursuant to an Investment Management Agreement dated as of [            ], 2010, as may be amended from time to time (“Management Agreement”);

WHEREAS, the Management Agreement authorizes the Adviser, subject to the approval of the Board of Trustees of the Trust (“Board”) and, if required under applicable law, the shareholders of the series of the Trust, to delegate to one or more other investment advisers any or all of the Adviser’s duties and obligations under the Management Agreement with respect to part or all of the assets of one or more of the series; and

WHEREAS, the Adviser wishes to retain the Sub-Adviser to render investment advisory services and certain shareholder and administrative services for all or a portion of the assets of the series of the Trust set forth in Exhibit A, as may be amended from time to time (each, a “Fund” and together, the “Funds”), and the Sub-Adviser is willing to furnish such services to the Funds.

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, the Adviser, the Sub-Adviser and the Trust agree as follows:

1. Appointment. The Adviser appoints the Sub-Adviser to act as investment sub-adviser to the Funds for the periods and on the terms set forth in this Agreement. The Trust represents that it has accepted such appointment. The Sub-Adviser accepts such appointment and agrees to furnish the services and accept the duties and responsibilities set forth in this Agreement for the compensation set forth in Section 6 of this Agreement.

2. Investment Advisory Duties.

(a) Subject to the general supervision of the Board of Trustees of the Trust (“Board”) and the direct supervision of the Adviser, the Sub-Adviser, using such discretion as is granted to it by the Adviser, shall:

(i) provide a program of continuous investment management for each of the Funds, including ongoing investment guidance, evaluation, policy direction, analysis, advice, evaluation of statistical, financial and economic data and judgments regarding individual investments, general economic conditions and trends, in accordance with each Fund’s investment objective, principal investment strategies, policies and restrictions as set forth in the prospectus (“Prospectus”) and statement of additional information (“SAI”) for each Fund, as each may be amended or supplemented;

(ii) invest and reinvest the assets of the Funds by selecting the securities, and other financial instruments of United States and foreign entities, including, without limitation, capital stock; shares of beneficial interest; partnership interests and similar financial instruments; currencies; equity and other derivative products, including, without limitation, (i) futures contracts relating to stock indices, currencies, United States Government securities and securities of foreign governments, other financial instruments and all other commodities, (ii) exchange-traded funds, equity index swaps, currency forward contracts and forward rate agreements, (iii) spot and forward currency transactions and (iv) agreements relating to or securing such transactions; mutual funds; money market funds; obligations of the United States or any state or jurisdiction thereof, foreign governments and instrumentalities of any of them; commercial paper; certificates of deposit; bankers’ acceptances; choses in action; trust receipts; and any other obligations and instruments or evidences of indebtedness of whatever kind or nature; in each case, of any person, corporation, government or other entity whatsoever, whether or not publicly traded or readily marketable, that are allowable under the 1940 Act or any rules, regulations of written guidance thereunder;

(iii) determine the portions of each Fund’s portfolio to be invested in securities and other financial instruments or other assets and uninvested or in cash equivalents;

(iv) place orders to purchase, sell and/or exchange securities and other assets for the Funds;

(v) enter into contracts for or in connection with investments in securities and other financial instruments; and

(vi) cooperate with and provide reasonable assistance to the Adviser and the Trust’s other service providers by: (1) keeping them fully informed as to such matters that they may reasonably deem necessary with respect to the performance of their obligations to the Funds, (2) providing prompt responses to reasonable requests for information or assistance and (3) establishing appropriate processes to promote the efficient exchange of information.

(b) The Sub-Adviser further agrees that, in performing its duties hereunder, it shall:

(i) cooperate fully with the Adviser in sharing portfolio management responsibilities and advisory discretion with the Adviser, where the Adviser has granted only partial or dual discretion with respect to a Fund’s assets.

(ii) comply or act in conformity with: (1) the 1940 Act, the Investment Advisers Act of 1940, as amended (“Advisers Act”), the Internal Revenue Code of 1986, as amended (“Code”), and all other applicable laws, rules and regulations; (2) the investment objectives, policies and limitations of each Fund as described in its Prospectus and SAI, as such may be amended or supplemented; and (3) all policies, procedures and other directions adopted by the Board, including the Trust’s Rule 38a-1 policies and procedures, and/or the Adviser and provided to the Sub-Adviser;

(iii) manage each of the Funds that is intended to qualify as a regulated investment company (“RIC”) under Subchapter M of the Code and regulations issued thereunder so that the Fund so qualifies and will continue to so qualify;

(iv) furnish the Adviser, the Trust and the Board with: (1) information about developments materially affecting the investments and/or portfolio of each Fund; (2) such periodic and special reports regarding each of the Funds and the Sub-Adviser as the Adviser and/or the Board may reasonably request; and (3) such statistical or other information as the Adviser and/or the Board may reasonably request with respect to the assets or investments of each Fund;

(v) make available to the Adviser, the Trust and its administrator or other agent, promptly upon request, such copies of the Sub-Adviser’s investment records and ledgers with respect to each Fund as may be required to assist the Trust in its compliance with applicable laws, rules and regulations;

(vi) immediately notify in writing the Trust, the Board and the Adviser in the event that the Sub-Adviser or any of its affiliates becomes aware that the Sub-Adviser is: (1) subject to a statutory disqualification that prevents the Sub-Adviser from serving as investment adviser pursuant to this Agreement; (2) the subject of an investigation, administrative proceeding or enforcement action by the SEC or any other regulatory authority (other than routine examinations conducted in the ordinary course); or (3) a party to any litigation that may be material to one or more of the Funds;

(vii) immediately notify the Trust and the Adviser of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser or the Funds that is not contained in the Trust’s Registration Statement, or any amendment or supplement thereto, but that is required to be disclosed therein, and of any statement contained therein that is or becomes untrue in any material respect;

(viii) make available, without expense to the Funds, the service of the Sub-Adviser’s principals, members, officers, and employees to be duly elected or appointed officers of the Trust, subject to their individual consent to serve and to any limitations imposed by laws, rules or regulations and the Trust’s organizational documents and bylaws;

(ix) provide to the Adviser, the Trust or the Board such information and assurances (including certifications and sub-certifications) as the Adviser, the Trust or the Board may reasonably request from time to time in order to assist the Adviser, the Trust or the Board in complying with applicable laws, rules and regulations, including requirements in connection with the preparation and/or filing of updates to the Funds’ Form N-1A and the Funds’ Forms N-SARs, N-CSRs, N-Qs, and N-PX, Rule 24(f)(2) filings, and fidelity bond filings;

(x) (1) monitor the portfolio securities and notify the Adviser or its designee on any day that the Sub-Adviser determines, in its sole discretion, that a significant event has occurred with respect to one or more portfolio securities held by a Fund which would likely have a significant effect on the price of such security which is not reflected in that security’s price and (2) provide information to the Adviser and/or the Board or any valuation committee appointed by the Board (“Valuation Committee”) to assist them, as requested, in determining the fair value of portfolio securities when market quotations are not readily available (including making knowledgeable personnel of the Sub-Adviser available for discussions with the Adviser and the Board and/or the Valuation Committee upon reasonable request, obtaining bids and offers or quotes from broker-dealers or market makers with respect to securities held by the Funds and providing information (upon request) on valuations the Sub-Adviser has determined of securities held by other clients of the Sub-Adviser), for the purpose of calculating each Fund’s net asset value (“NAV”) in accordance with the procedures and methods established by the Board.

(xi) meet with the Board to explain its activities at such times and places as the Board may reasonably request; and

(xii) not consult with any other investment sub-adviser of the Trust (if any), or with the sub-adviser to any other investment company (or separate series thereof) managed by the Adviser concerning the Fund’s transactions in securities or other assets, except for purposes of complying with the conditions of Rule 12d3-1(a) and (b) under the 1940 Act.

(c) The Sub-Adviser shall not be responsible for voting proxies solicited by or with respect to the issuers of securities in which assets of the Funds may be invested.

3. Shareholder and Administrative Services.

(a)    Subject to the general supervision of the Board and the direct supervision of the Adviser, the Sub-Adviser, using such discretion as is granted to it by the Adviser, shall:

(i)        assist in the preparation of shareholder communications, such as proxies and proxy solicitation materials, shareholder reports, annual reports, dividend and capital gain distribution and tax notices to shareholders, and updated Prospectuses and SAIs;

(ii)        to the extent not provided by the Funds’ distributor or transfer agent, respond to inquiries from shareholders concerning their investment in shares of the classes of the Funds, including providing explanations of Fund reports and information about shareholder positions in the Fund;

(iii)        to the extent not provided by the Funds’ distributor or transfer agent, respond to inquiries from potential shareholders concerning the Funds, including providing explanations about the Funds;

(iv)        oversee the maintenance by the Funds’ service providers of certain books and records of the Funds as required under Rule 31a-1(b)(4) of the 1940 Act and maintain (or oversee maintenance by such other persons as approved by the Board) such other books and records required by law or for the proper operation of the Funds;

(v)        review the appropriateness of and arrange for payment of the Funds’ expenses;

(vi)        make such reports and recommendations to the Board concerning the performance and fees of the Funds’ service providers as the Board may reasonably request or deem appropriate;

(vii)        prepare such reports relating to the business and affairs of the Funds as may be mutually agreed upon and not otherwise appropriately prepared by the Funds’ custodian, counsel or auditors;

(viii)        provide the necessary personnel and facilities to perform the shareholder and administrative services; and

(ix)        provide such other similar services as may be mutually agreed upon, to the extent permitted under applicable statutes, rules and regulations.

(b)    The Sub-Adviser acknowledges and agrees on behalf of itself and its officers, employees and agents that it may receive from shareholders or the Trust non-public personal information, or access to non-public personal information, about shareholders who are “customers” or “consumers” as such terms are defined under Regulation S-P (collectively, “Shareholder Information”). All information, including Shareholder Information, obtained in the course of providing the shareholder services pursuant to this Agreement shall be considered confidential information. The Sub-Adviser shall not disclose such confidential information to any other person or entity or use such confidential information other than to carry out the purposes of this Agreement. The Sub-Adviser further agrees to safeguard and maintain the confidentiality and security of Shareholder Information which is obtained pursuant to this Agreement. Without limiting the foregoing, the Trust hereby agrees that Sub-Adviser, its officers, employees or agents may provide confidential information, including Shareholder Information, to any of its affiliates, agents, advisers, service providers or subcontractors engaged by the Sub- Adviser, to extent that such party needs to know such information in connection with performance by the Sub-Adviser of its duties and obligations under the terms of this Agreement.

4. Use of Brokers and Dealers/Aggregation of Orders.

(a) Subject to any other written instructions of the Board and/or the Adviser, the Sub-Adviser is hereby appointed as the Funds’ agent and attorney-in-fact with authority to act in regard to the investment, reinvestment and management of the Funds’ assets, including, but not limited to (i) the authority to place orders for the execution of such securities transactions with or through such brokers, dealers or issuers as the Sub-Adviser may reasonably select; and (ii) the authority to execute and enter into brokerage contracts, and other trading agreements on behalf of the Funds and perform such functions as it considers reasonable, necessary or convenient in order to carry out the purposes of this Agreement; provided that, the Sub-Adviser’s actions in executing such documents shall comply with federal regulations, all other federal laws applicable to registered investment advisors and the Sub-Adviser’s duties and obligations under this Agreement and the Funds’

governing documents. Notwithstanding anything to the contrary in this Agreement and subject to sub-paragraph (c) below, except as otherwise specified by notice from the Funds to the Sub-Adviser, the Sub-Adviser may place orders for the execution of transactions hereunder with or through any broker, dealer, futures commission merchant, bank or any other agent or counterparty that the Sub-Adviser may select in its own discretion.

(b) The Sub-Adviser may open and maintain brokerage accounts of all types on behalf of and in the name of the Funds. The Sub-Adviser may enter into customer agreements with brokers and direct payments of cash, cash equivalents and securities and other property into such brokerage accounts as the Sub-Adviser deems desirable or appropriate.

(c) The Sub-Adviser shall use its best efforts to seek to obtain the best overall terms available for portfolio transactions for each Fund. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including but not limited to the ability to effect prompt and reliable executions at favorable prices (including the applicable dealer spread or commission, if any), the operational efficiency with which transactions are effected (taking into account the size of order and difficulty of execution, the financial strength, integrity and stability of the broker), the Funds’ risk in positioning a block of securities, the quality, comprehensiveness and frequency of available research services considered to be of value, the breadth in the market for the security, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Subject to such policies as the Board and the Adviser may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Funds to pay a broker or dealer, acting as agent, for effecting a portfolio transaction at a price in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and/or research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser’s (or its affiliates’) overall responsibilities with respect to the Funds and to its other clients as to which it exercises investment discretion.

(d) The Sub-Adviser may, but shall not be obligated to, aggregate or bunch orders for the purchase or sale of investments for the Funds with orders for its other clients where: (1) such aggregation or bunching of order is not inconsistent with a Fund’s investment objectives, policies and procedures, (2) the allocation of the investments so purchased or sold, as well as the expenses incurred in any such transaction, shall be made by the Sub-Adviser in a manner that is fair and equitable in the judgment of the Sub-Adviser, and (3) the Sub-Adviser shall be cognizant of its fiduciary obligations to the Funds and each of its other clients and shall enter into such transactions only where the rights of each client are considered and protected.

5. Allocation of Charges and Expenses.

(a) Except as otherwise specifically provided in this Section 5, the Sub-Adviser shall pay the compensation and expenses of: (1) the executive, supervisory and clerical personnel necessary to perform its obligations under this Agreement, as well as related overhead, travel, preparation of Board materials for the benefit of the Sub-Adviser, review of marketing materials and marketing support; and (2) Trustees, officers and executive employees of the Trust (including the Trust’s share of payroll taxes, if any) who are principals, members, officers, or employees of the Sub-Adviser.

(b) Upon request by the Adviser, the Sub-Adviser agrees to reimburse the Adviser or the Trust for costs associated with generating and distributing any supplement or amendment to the Prospectuses or SAIs for any Fund (“Supplement”) when the Sub-Adviser is given a copy of a draft of such Supplement and fails to promptly disclose to the Trust and the Adviser facts then known to the Sub-Adviser or its personnel that would require disclosure (or amendments to disclosure) in the Fund’s Prospectuses or SAIs in time for such disclosure or amendments to disclosure to be included in such Supplement.

(c) The Sub-Adviser shall bear all reasonable expenses of the Trust, if any, arising out of an assignment or change in control of the Sub-Adviser. In the event that there is a proposed change in control of the Sub-Adviser that would act to terminate this Agreement, and if (1) the Sub-Adviser wishes to continue providing services to the Trust and (2) a vote of shareholders to approve continuation of this Agreement is at that time deemed by counsel to the Trust to be required by the 1940 Act or any rule or regulation thereunder, the Sub-Adviser agrees to assume all reasonable costs associated with soliciting shareholders of the Funds to approve continuation of this Agreement. Such expenses include the costs of preparation and mailing of a proxy statement, and of soliciting proxies.

(d) Except to the extent expressly assumed by the Sub-Adviser or required under applicable laws, rules or regulations to be paid, assumed or reimbursed by the Sub-Adviser, the Sub-Adviser shall have no duty to pay any ordinary or extraordinary operating expenses incurred in the organization and operation of the Funds.

(i) For this purpose, ordinary operating expenses include, but are not limited to, brokerage commissions and other transaction charges; taxes; legal,

auditing, printing and governmental fees; litigation and investigation expenses; the costs of maintaining the Funds’ financial books and records; the cost of calculating the Funds’ NAV; the costs of insurance relating to fidelity and directors and officers errors and omissions coverage for the Trust’s Trustees, officers and employees; telephone, telex, facsimile, postage and other communications expenses; fees and expenses of service providers of the Trust (other than any Sub-Adviser); expenses of issue, sale, redemption and repurchase of shares of the Funds; expenses of registering and qualifying shares of the Funds for sale; expenses relating to Board and shareholder meetings (other than meetings relating to matters that are determined to primarily benefit the Adviser or Sub-Adviser); the cost of preparing and distributing reports and notices to shareholders; the costs of notices about and payment of dividends to shareholders; payments for portfolio pricing or valuation services to pricing agents; the compensation and all expenses of Trustees, officers and employees of the Trust who are not interested persons of the Adviser or Sub-Adviser; and interest payments and other fees or charges associated with any credit facilities established by or on behalf of the Funds.

(ii) For this purpose, extraordinary expenses of the Funds include, but are not limited to taxes, transaction expenses and expenses of or relating to litigation, investigation and indemnification that are not otherwise considered to be ordinary operating expenses of the Funds.

(e) In the event that any expenses of the Funds as described in Section 5(d) above are paid by the Sub-Adviser, the Adviser may reimburse the Sub-Adviser for the reasonable amount of such expenses.

6. Compensation.

(a) As compensation for the services provided and expenses assumed by the Sub-Adviser under this Agreement, the Adviser shall pay or arrange for the payment to the Sub-Adviser a fee at the annual rate for each Fund as set forth in Exhibit A. This fee will be computed daily and paid to the Sub-Adviser monthly. Payments shall be out of the resources of the Adviser.

(b) Except as may otherwise be prohibited by law or regulation (including, without limitation any current SEC staff interpretation), the Sub-Adviser may, in its discretion and from time to time, reimburse, limit or waive all or a portion of its sub-advisory fee.

(c) For purposes of this Section 6, the “average daily net assets” of a Fund shall mean the average of the values placed on the Fund’s net assets as of the close of the Fund’s business (or such other time as a Fund may lawfully elect) on each Fund business day during the calendar month. If the Fund suspends the determination of NAV on one or more business days, the value of the net assets of the Fund as last determined shall be deemed to be the value of its net assets on each such day.

7. Books, Records and Regulatory Filings.

(a) The Sub-Adviser agrees to maintain such books and records with respect to its services to the Trust and Adviser as are required by Section 31 under the 1940 Act, and rules adopted thereunder, and by other applicable laws, rules and regulations, and to preserve such records for the periods and in the manner required by such applicable laws, rules or regulations.

(b) The Sub-Adviser agrees that records it maintains and preserves pursuant to Rules 31a-1 and Rule 31a-2 under the 1940 Act and otherwise in connection with its services hereunder are the property of the Trust and shall be surrendered promptly to the Trust upon its request, provided, however, that the Sub-Adviser may maintain copies of all such books and records for regulatory purposes.

(c) The Sub-Adviser agrees that it shall furnish to regulatory authorities having the requisite authority any information or reports in connection with its services hereunder that may be requested by them in order to determine whether the operations of the Funds are being conducted in accordance with applicable laws, rules and regulations.

(d) The Sub-Adviser shall make all filings with the SEC required of it pursuant to Section 13 of the 1934 Act with respect to its duties as are set forth herein. The Sub-Adviser also shall make all required filings on Forms 13D and 13G (as well as other filings triggered by ownership in securities under other applicable laws, rules and regulations) as may be required of the Funds due to the activities of the Sub-Adviser. The Sub-Adviser shall coordinate with the Adviser and the Trust as appropriate with respect to the making of such filings.

8. Standard of Care, Limitation of Liability and Indemnification.

(a) The Sub-Adviser shall exercise its best judgment in rendering the services provided by it under this Agreement. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Adviser, a Fund or the shareholders of the Fund in connection with the matters to which this Agreement relates. The Sub-Adviser may consult with counsel and accountants in respect of the Funds’ affairs and shall not be liable for any action or inaction reasonably taken in accordance with the advice or opinion of such counsel or accountants, provided that such counsel and accountants shall have been selected with reasonable care and diligence. Under no circumstances shall any party hereto be liable to another for special, punitive or consequential damages, arising under or in connection with this Agreement, even if previously informed of the possibility of such damages. Notwithstanding any other provision in this Agreement, nothing in this Agreement shall be deemed to protect or purport to protect the Sub-Adviser against any liability to the Adviser, the Trust, the Funds or to shareholders of the Funds to which the Sub-Adviser would otherwise be subject by reason of breach of this Agreement or willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-Adviser’s reckless disregard of its obligations and duties under this Agreement.

(b) Notwithstanding any other provision of this Agreement, the Sub-Adviser shall not be liable for any loss to the Adviser or the Funds caused directly or indirectly by circumstances beyond the Sub-Adviser’s reasonable control including, but not limited to, government restrictions, exchange or market rulings, suspensions of trading, acts of civil or military authority, national emergencies, earthquakes, floods or other catastrophes, acts of God, wars or failures of communication or power supply, provided that: (1) the Sub-Adviser has implemented and maintains a business continuity plan that is deemed to be reasonable and appropriate by the Board, (2) the business continuity plan complies with applicable laws, rules and regulations, and (3) the Sub-Adviser uses its best efforts to mitigate losses of the Funds and the Adviser.

(c) The Sub-Adviser agrees to indemnify and hold harmless the Adviser and the Trust and any affiliated persons within the meaning of Section 2(a)(3) under the 1940 Act of the Adviser and Trust (other than the Sub-Adviser), and each person who, within the meaning of Section 15(c) of the 1933 Act, controls the Adviser and/or Trust (other than the Sub-Adviser, to the extent that the Sub-Adviser is found to control the Trust or Adviser) (collectively, the “Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which the Adviser Indemnified Persons may become subject under applicable laws, rules and regulations, at common law or otherwise, arising out of the Sub-Adviser’s responsibilities to the Funds and the Adviser which may be based on any willful misfeasance, bad faith or gross negligence on the Sub-Adviser’s part in the performance of its duties or by reason of the Sub-Adviser’s reckless disregard of its obligations and duties under this Agreement or otherwise for breach of this Agreement. Promptly after receipt by an Adviser Indemnified Person of notice of the commencement of an action, such Adviser Indemnified Person will, if a claim in respect thereof is to be made against the party obligated to provide indemnification (“Indemnifying Party”) under this section, notify Indemnifying Party of the commencement thereof; but the omission so to notify (or the delay in notifying) the Indemnifying Party will not relieve it from any liability that it may have to any Adviser Indemnified Person, except to the extent that the Indemnifying Party suffers material damage as a result of the omission. In case any such action is brought against any Adviser Indemnified Person, and it notified Indemnifying Party of the commencement thereof, Indemnifying Party will be entitled to participate therein and, to the extent that it may wish, assume the defense thereof, with counsel reasonably satisfactory to such Adviser Indemnified Person. After notice from Indemnifying Party of its intention to assume the defense of an action, the Adviser Indemnified Person shall bear the expenses of any additional counsel obtained by it, and Indemnifying Party shall not be liable to such Adviser Indemnified Person under this section for any legal or other expenses subsequently incurred by such Adviser Indemnified Person in connection with the defense thereof other than reasonable costs of investigation.

(d) As used in this Section 8 (other than the obligation of the Sub-Adviser to indemnify the Trust set forth in Section 8(c)), the term “Sub-Adviser” shall include any principals, members, officers, employees or other affiliates of the Sub-Adviser performing the services provided for in this Agreement with respect to the Funds.

9. Other Activities of the Sub-Adviser. It is understood that the services of the Sub-Adviser are not exclusive, and that nothing in this Agreement shall prevent the Sub-Adviser its affiliates and their respective principals, members, employees, officers or directors (in their individual capacities) from providing similar services to other investment companies or to other clients or from engaging in other activities, provided such other services and activities do not, during the term of this Agreement, interfere with the Sub-Adviser’s ability to meet its obligations to the Adviser, Trust and Funds. If the Sub-Adviser, its affiliates and their respective principals, members, employees, officers or directors (in their individual capacities) provides any advice to its clients concerning investment in the shares of a Fund, such person shall act solely for such clients in that regard and not in any way on behalf of the Adviser, the Trust or the Funds. It is understood that the Sub-Adviser, its affiliates and their respective members, employees, officers or directors (in their individual capacities) may give advice and take action for its other clients that may differ from advice given, or the timing or nature of action taken, for the Funds. The Sub-Adviser is not obligated to initiate transactions for the Funds in any security that the Sub-Adviser, its affiliates and their respective principals, members, employees, officers or directors (in their individual capacities) may purchase or sell for its or their own accounts or other clients.

10. Compliance Matters.

(a) The Sub-Adviser understands and agrees that it is a “service provider” to the Trust as contemplated by Rule 38a-1 under the 1940 Act. As such, the Sub-Adviser agrees to cooperate fully with the Adviser and the Trust and its Trustees and officers, including the Trust’s Chief Compliance Officer (“CCO”), with respect to (1) any and all compliance-related matters, and (2) the Trust’s efforts to assure that each of its service providers adopts and maintains policies and procedures that are reasonably designed to prevent violation of the “federal securities laws”, as that term is defined by Rule 38a-1, by the Trust, the Adviser and the Sub-Adviser. In this regard, the Sub-Adviser shall:

(i) submit to the Board for its consideration and approval, prior to commencement of the Funds’ operations, the Sub-Adviser’s applicable compliance policies and procedures;

(ii) submit to the Board for its consideration and approval, annually (and at such other times as the Trust may reasonably request), a report (“Report”) fully describing any material amendments to the Sub-Adviser’s compliance policies and procedures since the more recent of: (1) the Board’s approval of such policies and procedures or (2) the most recent Report;

(iii) provide to the Board periodic reports discussing the Sub-Adviser’s compliance program and special reports in the event of material compliance matters;

(iv) permit the Adviser, the Trust and its Trustees and officers to become familiar with the Sub-Adviser’s operations and understand those aspects of the Sub-Adviser’s operations that may expose the Adviser and the Trust to compliance risks or lead to a violation by the Trust, the Adviser or the Sub-Adviser of the federal securities laws;

(v) permit the Adviser, the Trust and its Trustees and officers to maintain an active working relationship with the Sub-Adviser’s compliance personnel by, among other things, providing the Adviser and the Trust’s CCO and other officers with a specified individual within the Sub-Adviser’s organization to discuss and address compliance-related matters;

(vi) provide the Adviser, the Trust and its Trustees and CCO with such certifications as may be reasonably requested; and

(vii) reasonably cooperate with the Trust’s independent public accountants and/or the Adviser’s personnel, and shall take all reasonable action in the performance of its obligations under this Agreement to assure that access to all reasonably necessary information and the appropriate personnel are made available to such accountants and/or personnel, to support the expression of the accountant’s opinion and their review of the appropriate internal controls and operations, as such may be required from time to time.

(b) The Sub-Adviser represents, warrants and covenants that it has implemented and shall maintain a compliance program that complies with the requirements of Rule 206(4)-7 under the Advisers Act.

11. Documents. The parties hereto acknowledge that the Trust has provided copies of each of the following documents to the Sub-Adviser:

(a) certified resolution of the Board authorizing the appointment of the Sub-Adviser and approving this Agreement; and

(b) the current Registration Statement and any amendments thereto.

12. Duration and Termination.

(a) This Agreement shall continue with respect to each Fund for a period of two years from the commencement date for each Fund specified on Exhibit A, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by: (1) the Board or (2) a vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act), provided that in either event the continuance is also approved by a majority of the Trustees who are not (i) parties to this Agreement or (ii) “interested persons” (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person (to the extent required by the 1940 Act) at a meeting called for the purpose of voting on such approval.

(b) Notwithstanding the foregoing, this Agreement may be terminated without penalty with respect to any Fund upon sixty (60) days’ written notice: (1) by the Trust, pursuant to (i) action of the Board or (ii) the vote of a majority of the Fund’s outstanding voting securities; (2) by the Adviser; or (3) by the Sub-Adviser. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act). In addition, this Agreement will terminate with respect to any Fund in the event of the termination of the Investment Management Agreement between the Trust and the Adviser with respect to that Fund.

(c) If the Sub-Adviser or any successor to its business shall cease to furnish services to the Funds under this Agreement or similar contractual arrangement, for any reason whatsoever, the Fund or Funds (as applicable), at their expense:

(i) as promptly as practicable, shall take all necessary action to cause the Prospectus and the Certificate of Trust, Declaration of Trust, Bylaws and any other relevant documentation to be amended to accomplish a change of name to eliminate any reference to “CNH Partners, LLC:” and

(ii) within 60 days after the termination of this Agreement or such similar contractual arrangement, shall cease to use in any other manner, including, but not limited to, use in any sales literature or promotional material, the name “CNH Partners, LLC” or any name, mark or logo type derived from it or similar to it or indicating that the Funds are managed by or otherwise associated with the Sub-Adviser.

13. Use of Name.

(a) The Sub-Adviser hereby consents to the use of its name in the Funds’ disclosure documents, shareholder communications, advertising, sales literature and similar communications. The Sub-Adviser shall not use the names of the Adviser, the Trust or the Funds in its marketing materials unless it first receives prior written approval of the Trust.

(b) It is understood that the name of each party to this Agreement, and any derivatives thereof or logos associated with that name is the valuable property of the party in question and its affiliates, and that each other party has the right to use such names pursuant to the relationship created by this Agreement only so long as this Agreement shall continue in effect. Upon termination of this Agreement, the parties shall forthwith cease to use the names of the other parties (or any derivative or logo) as appropriate and to the extent that continued use is not required by applicable laws, rules and regulations.

14. Confidential Information. Each party agrees that it will treat confidentially all information provided by the other party regarding such other party’s business and operations, including without limitation the investment activities or holdings of each Fund. All confidential information provided by a party hereto shall not be disclosed to any unaffiliated third party without the prior consent of the providing party. The foregoing shall not apply to any information that is public when provided or thereafter becomes public through no wrongful act of the recipient or which is required to be disclosed by any regulatory authority in the lawful and appropriate exercise of its jurisdiction over a party, by any auditor of the parties hereto, by judicial or administrative process or otherwise by applicable laws, rules or regulations. The Sub-Adviser retains all rights in and to any investment models, strategies and approaches used by or on behalf of the Funds and any models, strategies or approaches based upon or derived from them.

15. Representations of the Sub-Adviser. The Sub-Adviser represents, warrants and covenants that:

(a) it is a duly registered investment adviser under the Advisers Act and shall remain so registered for the term of this Agreement; and

(b) it shall promptly notify the Trust in writing if it:

(1) fails to remain registered as an investment adviser under the Advisers Act or in a substantially equivalent manner under the laws of any jurisdiction in which it is required to be so registered in order to perform its obligations under this Agreement;

(2) is disqualified from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise;

(3) is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust; and

(4) experiences a change in control and/or management.

16. Representations of the Adviser and Trust. Each of the Adviser and Trust represents, warrants and covenants that it has full corporate power and authority to enter into this Agreement (including the power and authority to appoint the Sub-Adviser hereunder) and to carry out the terms of the Agreement.

17. Notices. All notices hereunder shall be provided in writing and delivered by first class postage pre-paid U.S. mail or by fax. Notices delivered by mail shall be deemed given three days after mailing and upon receipt if sent by fax.

If to the Trust:	AQR FUNDS
TWO GREENWICH PLAZA, 3RD FLOOR
GREENWICH, CT 06830
FAX 203-742-3100

If to the Adviser:	AQR CAPITAL MANAGEMENT, LLC
TWO GREENWICH PLAZA, 3RD FLOOR
GREENWICH, CT 06830
FAX 203-742-3100

If to the Sub-Adviser:	CNH PARTNERS, LLC
TWO GREENWICH PLAZA, 1ST FLOOR
GREENWICH, CT 06830
FAX 203-742-3100

18. Amendments. This Agreement may be amended in writing signed by the parties to this Agreement in a manner that is in accordance with applicable laws, rules and regulations.

19. Release. The names “AQR Funds” and “Board of Trustees of the AQR Funds” refer respectively to the Trust created by the Declaration of Trust and the Trustees as Trustees but not individually or personally. All parties hereto acknowledge and agree that any and all liabilities of the Trust arising, directly or indirectly, under this Agreement will be satisfied solely out of the assets of the Trust and that no Trustee or officer or shareholder of the Trust shall be personally liable for any such liabilities. All persons dealing with any Fund of the Trust must look solely to the property belonging to such Fund for the enforcement of any claims against the Trust.

20.	Miscellaneous.

(a) This Agreement shall be governed by applicable federal laws, rules and regulations and the laws of the State of Delaware without regard to the conflicts of law provisions thereof; provided, however that nothing herein shall be construed as being inconsistent with the 1940 Act, the Advisers Act or other applicable federal law. Where the effect of a requirement of the 1940 Act, Advisers Act or other applicable federal law reflected in any provision of this Agreement is altered by a new or changed rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

(b) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

(c) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected hereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

(d) This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on all parties.

(e) Concurrent with the execution of this Agreement, the Sub-Adviser is delivering to the Adviser and the Trust a copy of Part II of its Form ADV, as revised, on file with the SEC. The Adviser and the Trust hereby acknowledge receipt of such copy.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their officers designated below as of the date first set forth above.

AQR FUNDS

By:
Name:
Title:

AQR CAPITAL MANAGEMENT, LLC

By:
Name:
Title:

CNH PARTNERS, LLC

By:
Name:
Title:

Exhibit D

SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

To the knowledge of the Fund, the officers and the Trustees, as a group, owned less than 1% of the outstanding shares of the Fund as of June 30, 2010. As of June 30, 2010, to AQR Capital Management, LLC’s knowledge, the following shareholders owned beneficially or of record 5% or more of the outstanding shares of the AQR Diversified Arbitrage Fund:

Name and Address	Fund and Class	Percentage Ownership
TD Ameritrade Inc. For the Exclusive Benefit of our Clients PO Box 2226 Omaha, NE 68103-2226	AQR Diversified Arbitrage Fund – Class I	7.6%
Charles Schwab & Co Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	AQR Diversified Arbitrage Fund – Class I	48.01%
National Financial Services LLC For the Exclusive Benefit of our Customers 200 Liberty Street One World Financial Center New York, NY 10281	AQR Diversified Arbitrage Fund – Class I	27.27%
Pershing LLC PO Box 2052 Jersey City, NJ 07303-9998	AQR Diversified Arbitrage Fund – Class N	16.11%
TD Ameritrade Inc. For the Exclusive Benefit of our Clients PO Box 2226 Omaha, NE 68103-2226	AQR Diversified Arbitrage Fund – Class N	14.28%
Charles Schwab & Co Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	AQR Diversified Arbitrage Fund – Class N	19.59%

D-1

Name and Address	Fund and Class	Percentage Ownership
National Financial Services LLC For the Exclusive Benefit of our Customers 200 Liberty Street One World Financial Center New York, NY 10281	AQR Diversified Arbitrage Fund – Class N	19.34%
Genworth Financial Trust Company 3200 N. Central Ave 7th Floor Phoenix, Arizona 85012	AQR Diversified Arbitrage Fund – Class N	22.84%

D-2

Exhibit E

OFFICERS AND DIRECTORS OF AQR CAPITAL MANAGEMENT, LLC AND CNH PARTNERS, LLC

The names and principal occupation of officers and directors of AQR Capital Management, LLC are set forth below. The address for each of the individuals listed below is Two Greenwich Plaza, Third Floor, Greenwich, Connecticut 06830.

Name	Principal Occupation	Position(s) with the Trust, if any
Clifford Asness, Ph.D.	Principal	None
David Kabiller, CFA	Principal	Trustee
Robert Krail	Principal	None
John Liew, Ph.D.	Principal	None
Brian Hurst	Principal	None
Jacques Friedman	Principal	None
Oktay Kurbanov	Principal	None
Bradley Asness	Principal and General Counsel	Vice President and Chief Legal Officer
Ronen Israel	Principal	None
Lars Nielsen	Principal	None
Gregor Andrade, Ph.D.	Principal	None
Stephen Mellas	Principal	None
Michael Mendelson	Principal	None
Lasse H. Pedersen, Ph.D.	Principal	None
Abdon Bolivar	Chief Compliance Officer	Chief Compliance Officer
Brendan Kalb	Co-General Counsel and Vice President	Executive Vice President and Secretary

The names and principal occupation of officers and directors of CNH Partners, LLC are set forth below. The address for each of the individuals listed below is Two Greenwich Plaza, Second Floor, Greenwich, Connecticut 06830.

Name	Principal Occupation	Position(s) with the Trust, if any
Mark Mitchell	Principal	None
Todd Pulvino	Principal	None

E-1

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

To vote by Internet

1)    Read the Proxy Statement and have the proxy card below at hand.

2)    Go to website www.proxyvote.com

3)    Follow the instructions provided on the website.

To vote by Telephone

1)    Read the Proxy Statement and have the proxy card below at hand.

2)    Call 1-800-690-6903

3)    Follow the instructions.

To vote by Mail

1)    Read the Proxy Statement

2)    Check the appropriate boxes on the proxy card below.

3)    Sign and date the proxy card.

4)    Return the proxy card in the envelope provided.

LABEL BELOW FOR MIS USE ONLY!

JOB NUMBER: AQR FUNDS S66556

AQR DIVERIFIED ARBITRAGE FUND

PROXY PLUS 07/20/10 KD

ELLEN (AQR FUNDS_S66556_2010)

TO VOTE: MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

<XXXXX>1                KEEP THIS PORTION FOR YOU RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

AQR DIVERSIFIED ARBITRAGE FUND

				For	Against	Abstain
1. TO APPROVE THE NEW INVESTMENT MANAGEMENT AGREEMENT				☐	☐	☐

2. TO APPROVE THE AMENDED AND RESTATED INVESTMENT SUB-ADVISORY AGREEMENT				☐	☐	☐

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

Please sign exactly as name appears on the records of the Fund and date. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement is available at www.proxyvote.com.

<XXXXX>2

AQR DIVERSIFIED ARBITRAGE FUND

Tow Greenwich Plaza, Third Floor

Greenwich, CT 06830

1-203-742-3600

PROXY

This proxy is solicited on behalf of the Board of Trustees.

The undersigned shareholder of AQR Diversified Arbitrage Fund (the “Fund”), a series of the AQR Funds (the “Trust”), a Delaware statutory trust, hereby appoints Brendan Kalb and Nicole DonVito, or either of them, as proxies for the undersigned, each with the power to appoint his or her substitute, and hereby authorizes each of them to attend the special meeting of the shareholders of the Fund to be held at the offices of AQR Capital Management, LLC. Two Greenwich Plaza, 3rd floor, Greenwich. Connecticut on Thursday, September 23, 2010, at 9:00 a.m. (Eastern time), and any adjournment or postponement thereof (the “Meeting”), to cast on behalf on the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of the Meeting and the accompanying Proxy Statement, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Meeting.

The votes entitled to be cast by the undersigned will be cast in the manner directed herein by the undersigned shareholder. If no direction is made, the votes entitled to be cast by the undersigned will be cast “FOR” Proposal 1 and “FOR” Proposal 2.

By signing and dating the reverse side of this card, you authorize the proxies to cast all votes you are entitled to cast at the Meeting as marked, or if not marked, to vote “FOR” Proposal 1 and “FOR” Proposal 2, and to use their discretion to vote for any procedural matter relating to the proposals as may properly come before the Meeting or any adjournment or postponement thereof. If you do not intend to personally attend the Meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)